UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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Onto Innovation Inc.

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NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Date:	Wednesday, May 21, 2025
Time:	8:00 a.m., Pacific Time
Place:	The Company’s offices located at 1550 Buckeye Drive, Milpitas, CA 95035
Record Date:	Only stockholders of record at the close of business on March 25, 2025 are entitled to vote at the meeting and any adjournment or postponement thereof for which no new record date is set.
Items of Business:	1.	To elect the Board’s seven nominees for director to serve until the next Annual Meeting and until their successors are duly elected and qualified;
	2.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement;
	3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2026; and
	4.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

These items of business are described more fully below in this proxy statement. This year we will be providing access to our proxy materials via the Internet in accordance with the Securities and Exchange Commission’s “Notice and Access” rules. On or about April 9, 2025, we will be mailing to our stockholders our Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our 2025 proxy statement and 2024 annual report to stockholders and how to vote online. In addition, the Notice of Internet Availability of Proxy Materials will contain instructions on how to request a paper copy of the 2025 proxy statement and 2024 annual report to stockholders.

Your vote is important. As always, we encourage you to vote your shares as soon as possible and prior to the Annual Meeting even if you plan to attend the Annual Meeting. Voting early will ensure your shares are represented at the Annual Meeting, regardless of whether you attend the Annual Meeting. You may cast your vote via the Internet, by telephone, or during the Annual Meeting. If you receive a paper copy of the proxy card by mail, you may also mark, sign, date, and return the proxy card in the accompanying postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2025:

This notice, the proxy statement, and the 2024 annual report to stockholders are available at:

https://www.ontoinnovation.com/ar-proxy

FOR THE BOARD OF DIRECTORS

Yoon Ah E. Oh

Corporate Secretary

Wilmington, Massachusetts

April 9, 2025

PROXY STATEMENT

Forward Looking Statements

Certain statements in this proxy statement of Onto Innovation Inc. (referred to in this proxy statement, together with its consolidated subsidiaries, unless otherwise specified or suggested by the context, as the “Company,” “Onto Innovation,” “we,” “our,” or “us”) are “forward-looking statements” or are based on “forward-looking statements,” including, but not limited to, those concerning: our business momentum and future growth; technology development, product introduction and acceptance of our products and services; our manufacturing practices and ability to deliver both products and services consistent with our customers’ demands and expectations and to strengthen our market position; our expectations of the semiconductor market outlook; and future revenue, gross profits, research and development and engineering expenses, selling, general and administrative expenses, and cash requirements. Statements contained or incorporated by reference in this proxy statement that are not purely historical are forward-looking statements and are subject to safe harbors created under Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as, but not limited to, “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “plan,” “should,” “may,” “could,” “will,” “would,” “forecast,” “project” and words or phrases of similar meaning, as they relate to our management or us. Forward-looking statements contained herein reflect our current expectations, assumptions and projections with respect to future events and are subject to certain risks, uncertainties and assumptions, including, but not limited to, the following: our ability to leverage our resources to improve our position in core markets; our ability to weather difficult economic environments; our ability to open new market opportunities and target high-margin markets; the strength/weakness of the back-end and/or front-end semiconductor market segments; fluctuations in customer capital spending; our ability to effectively manage our supply chain and adequately source components from suppliers to meet customer demand; the effects of political, economic, legal, and regulatory changes or conflicts on our global operations; the effects of natural disasters or public health emergencies on the global economy and on our customers, suppliers, employees, and business; our dependence on certain significant customers and anticipated trends and developments in and management plans for our business and the markets in which we operate; our ability to be successful in managing our cost structure and cash expenditures and results of litigation; and those identified in Part I, Item 1A. “Risk Factors” of our Form 10-K for the fiscal year ended December 28, 2024. Actual results may differ materially and adversely from those included in the forward-looking statements. Forward-looking statements reflect our position as of the date of this proxy statement and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

PROXY STATEMENT	1

PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Stockholder Voting Matters

Voting Matter	Board Vote Recommendation	Page Reference for More Information
Proposal 1: Election of Directors	FOR ALL	6
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation	FOR	26
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending January 3, 2026	FOR	65

CORPORATE GOVERNANCE HIGHLIGHTS

Snapshot of Board Composition

The following table presents a snapshot of the expected composition of the Onto Innovation Board of Directors (the “Board” or “Board of Directors”) immediately following the 2025 Annual Meeting, assuming the election of all nominees named in the proxy statement.

Board Characteristic	Onto Innovation
Total Number of Directors	7
Percentage of Independent Directors	86%
Average Age of Directors (years)	63.4
Average Tenure of Directors (years)	5
Separate Chairperson and CEO roles	Yes
Independent Chairperson	Yes
Audit Committee Financial Experts	1
Female Director Representation	29%
Race/Ethnicity Diversity Representation	14%

PROXY STATEMENT	2

Snapshot Of Board Governance And Compensation Policies

The following table presents a snapshot of the Onto Innovation Board governance and compensation policies currently in effect.

Policy	Onto Innovation
Majority Voting for All Directors	Yes
Regular Executive Sessions of Independent Directors	Yes
Annual Board, Committee, and Director Evaluations	Yes
Risk Oversight by Full Board and Committees	Yes
Independent Audit, Compensation, and Nominating & Governance Committees	Yes
Code of Business Conduct and Ethics for Employees and Directors	Yes
Financial Information Integrity Policy	Yes
Stock Ownership Requirement for Directors	3x annual retainer
Stock Ownership Requirement for CEO	3x base salary
Stock Ownership Requirement for other NEOs	1x base salary
Stock-Based Award Grant Date Policy	Yes
Anti-Hedging, Anti-Short Sale & Anti-Pledging Policies	Yes
Incentive Compensation Recovery Policy	Yes
No Tax Gross-Up Provisions	Yes
No Poison Pill	Yes
Stock Buyback Program	Yes
Double Trigger Change-in-Control Provisions for Executive Officers	Yes
Annual Environmental, Social, and Governance Report	Yes

PROXY STATEMENT	3

Snapshot Of Board Governance And Compensation Policies Newly Implemented Or Adjusted In Past Year

The following presents a snapshot of the Onto Innovation Board governance and compensation policies that were newly implemented or adjusted in the past year.

•
After the 2024 Annual Meeting of Stockholders, the following actions were taken with regard to the composition and leadership structure of the Board and standing committees of the Board:
o
As previously disclosed, in July 2024, the Board elected Stephen S. Schwartz to the Board and appointed him to the Audit Committee. With this election, the Board increased the size of the Board from eight members to nine members.
o
The Audit Committee was increased to five members with Dr. Schwartz’s appointment. Christine A. Tsingos stepped down as chairperson but remained a member of the Committee and Susan D. Lynch was appointed as chairperson in her place. Leo Berlinghieri and Stephen D. Kelley remained as members of the Committee.
o
Mr. Berlinghieri stepped down as chairperson of the Nominating & Governance Committee but remained a member of the Committee and David B. Miller was appointed as chairperson in his place. Christopher A. Seams and May Su also remained members of the Committee.
o
Mr. Miller stepped down as chairperson of the M&A Committee but remained a member of the Committee and Christopher A. Seams was appointed as chairperson in his place. Ms. Lynch also remained a member of the Committee.
o
No changes were made to the Compensation Committee composition or leadership.
•
The annual review of the charters for the Audit, Compensation, M&A and Nominating & Governance Committees was performed and completed. The Board also reviewed and approved updates to the Company’s Code of Business Conduct and Ethics, Stock-Based Award Grant Date Policy, Foreign Corrupt Practices Act Policy, Stock Ownership Policy, Stockholder & Interested Party Communications Policy, Insider Trading Policy, and Corporate Governance Guidelines.

PROXY STATEMENT	4

__________________________________________

PROXY STATEMENT

__________________________________________

The proxy detailed herein is solicited on behalf of the Board of Directors of Onto Innovation for use at the 2025 Annual Meeting of Stockholders to be held May 21, 2025 at 8:00 a.m. Pacific Time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s offices located at 1550 Buckeye Drive, Milpitas, CA 95035. Directions to the Annual Meeting may be found on our website (www.ontoinnovation.com) by clicking on “Company,” “Locations,” “California” and then accessing the interactive map. The Company’s telephone number is (978) 253-6200.

On or about April 9, 2025, we will furnish a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders containing instructions on how to access the proxy materials online at:

https://www.ontoinnovation.com/ar-proxy

Instructions on how to vote online and to request a printed copy of the proxy materials may be found in the Notice. If you receive a Notice by mail, you will not receive a paper copy of the proxy materials unless you request such materials by following the instructions contained in the Notice. Your vote is important, regardless of the extent of your holdings.

Our principal executive offices are located at 16 Jonspin Road, Wilmington, Massachusetts 01887.

PROXY STATEMENT	5

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Company’s Amended and Restated Certificate of Incorporation (“Charter”) provides that directors shall be elected at each Annual Meeting of Stockholders, and that each director of the Company shall serve until the expiration of the term for which he or she is elected and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal.

Based on the recommendation of the Nominating & Governance Committee, the seven director nominees approved by the Board for inclusion in this proxy statement and for election at the Annual Meeting are:

Stephen D. Kelley Susan D. Lynch David B. Miller Michael P. Plisinski Stephen S. Schwartz Christopher A. Seams May Su

Each nominee is currently serving as a director of Onto Innovation. In making its recommendations, the Nominating & Governance Committee considered a number of factors, including its criteria for Board membership, which include the qualifications that must be possessed by a director candidate in order to be nominated for a position on our Board. Each nominee has indicated that he or she will serve if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s seven nominees. In the event that any nominee of the Company becomes unable or unavailable to serve as a director at the time of the Annual Meeting (which we do not anticipate) the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board to fill the vacancy. Alternatively, the Board, in its discretion, may elect not to nominate a substitute and to reduce the size of the Board. We do not have any reason to believe that any of the nominees will be unable or will decline to serve as a director.

Board Composition and Refreshment

A priority of the Nominating & Governance Committee and the Board as a whole is making certain that the composition of the Board reflects the desired professional experience, skills, and backgrounds in order to present an array of viewpoints and perspectives, help develop and execute strategy for the future, and effectively represent the long-term interests of stockholders. Further, the Board recognizes the importance of Board refreshment in order to continue to achieve an appropriate balance of tenure, turnover, diversity, and skills on the Board.

Vote Required

Pursuant to the Company’s Amended and Restated Bylaws (“Bylaws”), our directors are elected by the affirmative vote of the majority of the votes cast (provided, however, that if the number of nominees exceeds the number of directors to be elected, directors will be elected by a plurality voting standard). In order for a director in an uncontested election to be elected, the number of votes cast “for” his/her election must exceed the number of votes cast “against” his/her election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election). If a nominee who is an incumbent director receives a greater number of “against” votes for election than “for” votes in an uncontested election and is not elected, our Corporate Governance Guidelines provide that such director must promptly tender a resignation to the Board. Our Nominating & Governance Committee would then make a recommendation to the Board on whether to accept or reject the tendered resignation, or whether other action should be taken. Within 90 days after the date of the certification of the election results, our Board will act on any such tendered resignation and publicly disclose (in a press release, a filing with the SEC, or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision.

PROXY STATEMENT	6

Information about the Nominees and Continuing Directors

Our Board and its Nominating & Governance Committee believe that all of the director nominees are highly qualified, have demonstrated leadership skills, and have the requisite experience and judgment in areas that are relevant to our business. We believe that their ability to challenge and stimulate management and their dedication to the affairs of the Company collectively serve the interests of the Company and its stockholders. The Company is unaware of any arrangements or understandings between any director or nominee and any other person(s) pursuant to which any director or nominee was or is to be selected.

The seven nominees for director are set forth below. All information is as of the record date.

Name	Principal Occupation	Board Tenure(1)
Stephen D. Kelley	President and Chief Executive Officer of Advanced Energy Industries, Inc.	2.2 years
Susan D. Lynch	Former Senior Vice President and Chief Financial Officer of V2X, Inc.	1 year
David B. Miller	Former President of DuPont Electronics & Communications	9.7 years
Michael P. Plisinski	Chief Executive Officer of Onto Innovation Inc.	9.4 years
Stephen S. Schwartz	Former Chief Executive Officer of Azenta, Inc.	0.7 years
Christopher A. Seams	Former Chief Executive Officer of Deca Technologies Inc.	9.7 years
May Su	Former Chief Executive Officer of Kateeva, Inc.	3.1 years

(1)
On October 25, 2019 (the “Merger Date”), Rudolph Technologies, Inc. merged with and into Nanometrics Incorporated, which was then renamed Onto Innovation Inc. (the “2019 Merger”). Unless otherwise indicated or context otherwise requires, as used herein “Nanometrics” refers to Nanometrics Incorporated and its subsidiaries prior to the Merger Date and “Rudolph” refers to Rudolph Technologies, Inc. and its subsidiaries prior to the Merger Date. Board tenure includes time served on the Rudolph Board of Directors or the Nanometrics Board of Directors, as applicable, prior to the Merger Date.

There are no family relationships between any directors or executive officers of the Company. The Nominating & Governance Committee considered the professional experience, skills, and backgrounds of the nominees and recommended the nominees to the full Board.

PROXY STATEMENT	7

The following reflects additional information regarding the background and qualifications of our director nominees, including the experience and skills that support the Board’s determination that each director nominee should serve on our Board.

The director nominees for 2025 voluntarily self-identified with the following diversity characteristics:

•
Gender Self-Identification: 71% Male / 29% Female
•
Race/Ethnicity Identification: 86% White / 14% Asian
•
LGBTQ+ Identification: None

PROXY STATEMENT	8

NOMINEES FOR DIRECTOR

Stephen D. Kelley

Director Since:	January 2023
Age:	62
Independent Status:	Independent Director
Board Committee(s):	Audit, Compensation
Other Public Company Boards:	Advanced Energy Industries, Inc. (since March 2021) Amkor Technology, Inc. (2013-2020)

Mr. Kelley has served as President & Chief Executive Officer of Advanced Energy Industries, Inc., which designs and manufactures power delivery systems for semiconductor wafer fabrication equipment and other applications, since March 2021. Previously, Mr. Kelley served as President and Chief Executive Officer of Amkor Technology, Inc., a leading semiconductor packaging and test company, from May 2013 to June 2020. Prior to joining Amkor, Mr. Kelley served as Senior Advisor to Advanced Technology Investment Company, the Abu Dhabi-sponsored investment company that owned GlobalFoundries Inc. at the time, from June through November 2012. Mr. Kelley served as Executive Vice President and Chief Operating Officer of Cree, Inc. from 2008 to 2011. Prior to joining Cree, Mr. Kelley held executive leadership roles at Texas Instruments Inc. and Philips Semiconductors. Mr. Kelley holds a B.S. in Chemical Engineering from the Massachusetts Institute of Technology and a J.D. from Santa Clara University.

Key Qualifications, Attributes, Skills and Experience

With over 30 years of leadership experience in the semiconductor industry, Mr. Kelley has a comprehensive understanding of our industry and extensive management experience. Mr. Kelley also possesses first-hand knowledge of our customer base and has in-depth experience in strategic planning, business development, technology, manufacturing, and operations relevant to our business.

Susan D. Lynch

Director Since:	March 2024
Age:	63
Independent Status:	Independent Director
Board Committee(s):	Audit (Chairperson), M&A
Other Public Company Boards:	Allegro Microsystems, Inc. (since November 2021); Crane Company (since August 2024)

Ms. Lynch served as the Senior Vice President and Chief Financial Officer at V2X (formerly Vectrus, Inc.) from August 2019 to September 2023. From April 2016 to July 2019, Ms. Lynch was the Executive Vice President and Chief Financial Officer for Sungard Availability Services. Before joining Sungard, from 2007 to 2015, Ms. Lynch was the Executive Vice President and Chief Financial Officer for Hitachi Vantara (formerly Hitachi Data Systems). From 2005 to 2007, Ms. Lynch was Vice President and Chief Financial Officer of Raytheon Technical Services. Before joining Raytheon, Ms. Lynch held a number of roles of increasing financial responsibility with Honeywell International Inc. from 1984 to 2005. Ms. Lynch received her B.A. in Accounting and Business Administration from MidAmerica Nazarene University. In 2023, Ms. Lynch was awarded the prestigious Greater Washington Technology Public Company CFO of the Year Award by the Northern Virginia Technology Council. Ms. Lynch is a Certified Public Accountant and a member of the National Association of Corporate Directors (NACD).

Key Qualifications, Attributes, Skills and Experience

Ms. Lynch has more than 35 years of executive and financial management experience through senior leadership roles in the technology, aerospace and defense, and industrial manufacturing industries, making her well qualified to serve as a member of our Board.

PROXY STATEMENT	9

David B. Miller

Director Since:	July 2015
Age:	68
Independent Status:	Independent Director
Board Committee(s):	Compensation, Nominating & Governance (Chairperson), M&A
Other Public Company Boards:	Merrimac Industries, Inc. (2002-2008)

Mr. Miller served as Rudolph’s non-executive Chairperson from August 2018 through the Merger Date. From June 1981 to November 2015, Mr. Miller served in various positions, most recently as President, at DuPont Electronics & Communications, an electronic materials company. Mr. Miller previously served as the President of the University of Virginia School of Engineering & Applied Science Foundation from 2016 to 2018. Mr. Miller also served on the board of directors of Semiconductor Equipment and Materials International (SEMI) from 2011 to 2015 and on the board of the North Carolina Chamber of Commerce from 2010 to 2015. He has also served on several electronics joint venture boards in the U.S. and Asia. Mr. Miller holds a B.S. in Electrical Engineering from the University of Virginia.

Specific Qualifications, Attributes, Skills and Experience

Mr. Miller has over 40 years of experience in the electronics industry. In his prior roles, including as President of DuPont Electronics & Communications, he had oversight of technology advancement, complex financial transactions, profit and loss responsibility and investor relations, and brings substantial management and market expertise to the Board. Mr. Miller also has substantial international experience, having served on several electronics joint venture boards in the U.S. and Asia as well as on the board of SEMI International.

Michael P. Plisinski

Director Since:	November 2015
Age:	55
Independent Status:	Non-Independent Director
Board Committee(s):	None
Other Public Company Boards:	None

Mr. Plisinski has served as the Company’s Chief Executive Officer since the Merger Date and was previously Chief Executive Officer of Rudolph from November 2015 through the Merger Date. Prior to his appointment as Rudolph’s CEO, Mr. Plisinski served as Rudolph’s Executive Vice President and Chief Operating Officer from October 2014 to November 2015 and as Vice President and General Manager of its Data Analysis and Review Business Unit from February 2006 until October 2014. From February 2004 to February 2006, Mr. Plisinski served as Vice President of Engineering at August Technology, which was acquired by Rudolph. Mr. Plisinski joined August Technology in connection with its acquisition of Counterpoint Solutions, a supplier of optical review and automated metrology equipment, where he was the sole founder and President from June 1999 to July 2003. Mr. Plisinski has served on the board of directors of Cognizer.AI, a software company that specializes in deep-learning powered natural language intelligence, since August 2020, and on the board of directors of the Massachusetts High Technology Council, Inc. since May 2022. Mr. Plisinski has a B.S. in Computer Science from the University of Massachusetts and has completed the Advanced Management Program from Harvard Business School.

Key Qualifications, Attributes, Skills and Experience

Mr. Plisinski brings to our Board of Directors insights based on his leadership roles at the Company and his deep knowledge of our products, markets, customers, culture, and organization.

PROXY STATEMENT	10

Stephen S. Schwartz

Director Since:	July 2024
Age:	65
Independent Status:	Independent Director
Board Committee(s):	Audit
Other Public Company Boards:	Azenta, Inc. (2010-2024) Spire Inc. (2018-2024)

Dr. Schwartz served as President and Chief Executive Officer of Azenta, Inc., formerly Brooks Automation, Inc. from October 2010 to September 2024. Brooks Automation was a leading provider of manufacturing automation solutions for the semiconductor industry and life science sample-based services and solutions for the life sciences market. In February 2022, under Dr. Schwartz’s leadership, Brooks Automation separated its business into two different companies, Azenta, which operates in the life sciences market, and Brooks Automation, which operates in the semiconductor industry. Prior to Brooks Automation, Dr. Schwartz served as the President, Chief Executive Officer and Chairman of Asyst Technologies from 2002 until 2009, and as Executive Vice President, Product Groups and Operations from 2001 to 2002. Prior to joining Asyst Technologies, Dr. Schwartz served as the President of Consilium Inc., an Applied Materials, Inc. company, from 1999 to 2001. Dr. Schwartz began his career at Applied Materials. Dr. Schwartz received his B.S., M.S. and Ph.D. in Electrical Engineering from Purdue University and received his M.B.A. from the University of Chicago.

Key Qualifications, Attributes, Skills and Experience

With over 25 years of leadership experience at high technology companies, Dr. Schwartz brings a strong background in technical leadership to Onto Innovation’s Board of Directors. Dr. Schwartz also possesses extensive knowledge of our industry and customer base and has in-depth experience in strategic planning, business development, technology, manufacturing, and operations relevant to our business.

Christopher A. Seams

Director Since:	August 2015
Age:	62
Independent Status:	Independent Director
Board Committee(s):	Nominating & Governance, M&A (Chairperson)
Other Public Company Boards:	Xperi Inc. (since October 2013)

Mr. Seams served as Chief Executive Officer of Deca Technologies Inc., a wafer-level electronic interconnect solutions provider to the semiconductor industry, from June 2013 to August 2016. Prior to Deca Technologies, Mr. Seams served as Executive Vice President of Sales and Marketing at Cypress Semiconductor Corporation, a semiconductor design and manufacturing company, and held various technical and operational management positions in its manufacturing, development, and operations departments. Prior to joining Cypress in 1990, Mr. Seams worked in process development for Advanced Micro Devices, Inc. and Philips Research Laboratories. Mr. Seams holds a B.S. in Electrical Engineering from Texas A&M University and an M.S. in Electrical and Computer Engineering from the University of Texas at Austin. Mr. Seams also has a Professional Certificate in Advanced Computer Security from Stanford University and is a senior member of the Institute of Electrical and Electronics Engineers. Mr. Seams is a member of the American College of Corporate Directors (ACCD) as well as a member and Certified Director of the National Association of Corporate Directors (NACD).

Key Qualifications, Attributes, Skills and Experience

Mr. Seams has over 30 years of experience within the semiconductor industry. During that time he has gained substantial management, financial and international experience as a senior leader at multiple companies. He also brings to the Board technology and innovation experience gained through an array of technical and operational management positions in manufacturing, development, operations, and process development.

PROXY STATEMENT	11

May Su

Director Since:	March 2022
Age:	67
Independent Status:	Independent Director
Board Committee(s):	Compensation (Chairperson), Nominating & Governance
Other Public Company Boards:	Kateeva, Inc. (2020-2022)

Ms. Su served as Chief Executive Officer of Kateeva, Inc., a company that builds inkjet deposition equipment solutions, from March 2020 to October 2022. Prior to becoming Chief Executive Officer, Ms. Su served as Kateeva’s Chief Marketing Officer starting in January 2018 and added the role of Senior Vice President of Sales in May 2019. Before joining Kateeva, Ms. Su was an independent consultant from 2016 to 2018. From 2012 to 2016, Ms. Su served in an array of senior management roles, including Vice President, Strategic Marketing and Vice President Strategic OEM Sales, for Brooks Automation, Inc., a provider of automation, vacuum and instrumentation equipment for multiple markets, including semiconductor manufacturing. From 2009 to 2012, Ms. Su served as Vice President and General Manager for Crossing Automation Inc., a manufacturer of fabrication and tool automation products, which was acquired by Brooks Automation in 2012. Before her role at Crossing Automation, Ms. Su was President of U.S. & European Field Operations for Nova Measuring Instrument, Inc., a provider of metrology devices for advanced process control used in semiconductor manufacturing, and held other senior management roles with Aviza Technology, Inc., New-Wave Research, KLA-Tencor Corporation and Lam Research Corporation. Ms. Su holds a B.S. in Mechanical Engineering from Cornell University, an M.S. in Mechanical Engineering from University of California-Berkeley, and an M.B.A. from Santa Clara University, Leavey School of Business. Ms. Su also serves on the board of directors of Applied Engineering, Inc., a high-tech contract manufacturing company.

Key Qualifications, Attributes, Skills and Experience

Ms. Su has over 40 years of experience within the semiconductor capital equipment industry. During that time she has gained substantial management, international and financial experience in her role as Chief Executive Officer of Kateeva, Inc., as well as in other executive and general manager roles.

The Board recommends voting “FOR” all of the nominees set forth above.

PROXY STATEMENT	12

CORPORATE GOVERNANCE PRINCIPLES AND PRACTICES

Onto Innovation is committed to sound and effective corporate governance practices. Having such practices is essential to running our business efficiently and maintaining our integrity in the marketplace. The major components of our corporate governance practices are described below.

Board Leadership Structure

The roles of Chief Executive Officer (“CEO”) and Chairperson of the Board at Onto Innovation are held by separate individuals. Our Board is led by Christopher A. Seams, who is an independent director and has served as Chairperson of the Board since the Merger Date. The Board’s primary responsibility is to oversee management of the Company. Company management is led by Michael P. Plisinski, who has served as our CEO and a director since the Merger Date.

Our Board is currently comprised of one non-independent director, Mr. Plisinski, and eight independent directors, each of whom has been affirmatively determined by our Board to meet the criteria for independence established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). Following our Annual Meeting, our Board will be composed of one non-independent director and six independent directors. The independent directors meet periodically in executive session chaired by the Chairperson without the CEO or other management present. Furthermore, each director is encouraged to suggest items for the Board agenda in advance of any meeting and to raise at any Board meeting subjects that are not on the agenda for that meeting.

The Board believes that, at the current time, the designation of an independent Chairperson of the Board facilitates the functioning of the Board, while leaving the CEO with the responsibility for setting the strategic direction for the Company and for the day-to-day leadership and performance of the Company. The independent Chairperson of the Board:

•
Presides at all meetings of the stockholders and the Board at which he or she is present;
•
Establishes the agenda for each Board and stockholder meeting;
•
Calls and prepares the agenda for and presides over executive sessions of the independent directors;
•
Acts as a liaison between the independent directors and the Company’s management; and
•
Performs such other powers and duties as may from time to time be assigned by the Board or as may be prescribed by the Company’s Bylaws.

Board Meetings

In 2024, each incumbent director attended at least 93% of the aggregate of the total number of Board meetings and the total number of meetings of Board committees on which such director served during the time such director served on the Board. Although the Company does not currently have a formal policy regarding the attendance of directors at the Annual Meeting of Stockholders, directors are encouraged to attend. All members of the Board who stood for reelection at the Company’s 2024 Annual Meeting of Stockholders attended the Annual Meeting.

In 2024, the Board held a total of six Board meetings. On four occasions during 2024, the Board met in executive session in which only the independent Board members were present.

The Board makes an annual determination as to the independence of each of our Board members under the current standards for “independence” established by the NYSE and the SEC. The Board has determined that the following nominees for election as directors to our Board are independent under the NYSE Listing Rules and SEC rules: Stephen D. Kelley, Susan D. Lynch, David B. Miller, Stephen S. Schwartz, Christopher A. Seams, and May Su. Michael P. Plisinski, due to his position as our CEO, is not considered to be independent.

During 2024, none of the independent members of our Board was a party to any transactions, relationships, or arrangements that were considered by the Board to impair his or her independence.

PROXY STATEMENT	13

Oversight Of Risk

One of the Board’s primary responsibilities is reviewing the Company’s strategic plans and objectives, including oversight of the principal risk exposures of the Company. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, including determining the nature and level of risk appropriate for the Company. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the standing Board committees, which address risks inherent in their respective areas of oversight.

The Audit Committee assists the Board in oversight and monitoring of the financial and legal risks facing the Company, management’s approach to addressing these risks and strategies for risk mitigation. On at least an annual basis, the Audit Committee reviews, and discusses with management, policies and systems pursuant to which management addresses risk, including risks associated with our audit, financial reporting, internal control, disclosure control, regulatory compliance, and investment policies. Our Audit Committee is also tasked with overseeing risks from cybersecurity threats. Members of the Audit Committee receive updates on cybersecurity matters on a quarterly basis from one or more representatives from the Company’s Cyber Security Council (“CSC”), which is composed of our business unit general managers, other members of senior management, our Vice President of IT, and our IT Security Manager, and provides executive level supervision of cybersecurity risks. These updates include a discussion of existing and new cybersecurity risks (if any), updates on how management is addressing and/or mitigating those risks, and the status of information security initiatives.

Our Nominating & Governance Committee oversees risks related to governance issues, such as succession planning. It also monitors and oversees legal compliance and compliance with the Company’s Code of Business Conduct and Ethics, including the investigation and enforcement of the provisions of the Code of Business Conduct and Ethics. In addition, our Compensation Committee, at least annually, reviews our compensation program to ensure that it does not encourage excessive risk-taking. Each of our Committees regularly reviews with our Board any issues that arise in connection with risk matters within the scope of its responsibilities and, in accordance with our Corporate Governance Guidelines, our full Board regularly engages in discussions of risk management to assess major risks facing our Company and review options for the mitigation of such risks. As a result of the foregoing, we believe that our CEO, together with the Chairpersons of our Audit, Compensation and Nominating & Governance Committees and our full Board, provide effective oversight of Company risk.

PROXY STATEMENT	14

Board Committees

The Board has four standing committees with separate chairpersons: the Audit, Compensation, Nominating & Governance, and M&A Committees. Each of the Board committees is composed solely of independent directors and has adopted a written charter that sets forth the specific responsibilities and qualifications for membership on the committee. The charters of these committees are available on our website at:

https://investors.ontoinnovation.com/governance/governance-documents/

During 2024, the members of and number of meetings held by the Company’s Board committees were as follows:

Committee Chairperson	Committee Members	Number of Meetings Held in 2024
	Audit Committee
Susan D. Lynch (1)(2)	Leo Berlinghieri	10
	Stephen D. Kelley
	Karen M. Rogge (3)
	Stephen S. Schwartz (4)
	Christine A. Tsingos (5)
Nominating & Governance Committee
David B. Miller (6)	Leo Berlinghieri (7)	5
	Christopher A. Seams
	May Su
Compensation Committee
May Su	Stephen D. Kelley	5
	David B. Miller
	Christine A. Tsingos
M&A Committee
Christopher A. Seams (8)	Susan D. Lynch (1)	5
	David B. Miller (9)
	Karen M. Rogge(3)

(1)
Committee member effective as of March 2024.
(2)
Committee chairperson effective as of August 2024.
(3)
Committee member until May 2024.
(4)
Committee member effective as of July 2024.
(5)
Committee chairperson until August 2024, after which Ms. Tsingos continued serving as a committee member.
(6)
Committee chairperson effective as of May 2024.
(7)
Committee chairperson until May 2024, after which Mr. Berlinghieri continued serving as a committee member.
(8)
Committee chairperson effective as of May 2024.
(9)
Committee chairperson until May 2024, after which Mr. Miller continued serving as a committee member.

PROXY STATEMENT	15

Audit Committee

The current members of the Audit Committee are Leo Berlinghieri, Stephen D. Kelley, Susan D. Lynch, who also serves as chairperson of the committee, Stephen S. Schwartz, and Christine A. Tsingos. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our accounting policies and procedures and our compliance with legal and regulatory requirements. Among its functions, the Audit Committee is responsible for:

•
The appointment, compensation, performance evaluation, retention, and oversight of the Company’s independent registered public accounting firm;
•
The approval of services performed by the Company’s independent registered public accounting firm;
•
Reviewing the responsibilities, functions, and performance of the Company’s internal audit function;
•
Reviewing the scope and results of internal audits and ongoing assessments of the Company’s risk management processes and system of internal control;
•
Reviewing and approving in advance any related party transactions; and
•
Evaluating the Company’s system of internal control over financial reporting and disclosure controls and procedures.

The report of our Audit Committee is found below under the caption “Audit Committee Report.”

The Board has determined that each of the Audit Committee members meets the Audit Committee membership requirements set forth by the NYSE and the SEC, including that they be “independent” and financially literate. Furthermore, the Board has determined that Ms. Tsingos and Ms. Lynch each qualify as an “Audit Committee Financial Expert” as that term is defined under SEC rules and have “accounting or related financial management expertise” as contemplated by NYSE rules.

Nominating & Governance Committee

The current members of the Nominating & Governance Committee are Leo Berlinghieri, David B. Miller, who also serves as chairperson of the committee, Christopher A. Seams, and May Su. The responsibilities of the Nominating & Governance Committee include:

•
Identifying prospective director nominees and recommending to the Board director nominees for the next Annual Meeting of Stockholders and replacements of a director in the event of a vacancy on the Board;
•
Recommending to the Board the appointment of directors to Board committees;
•
Developing and recommending to the Board, and monitoring compliance with, the corporate governance guidelines applicable to the Company;
•
Managing the CEO selection process;
•
Overseeing evaluation of Company management; and
•
Conducting an annual review of management succession planning.

The Nominating & Governance Committee also oversees the annual evaluation of the Board, the committees of the Board and the individual directors. Among other topics, the evaluation in general assesses:

•
For both the Board and the committees:
o
Their structure and composition;
o
The format and content of meetings; and
o
The effectiveness of the Board and the committees, as applicable.
•
For each individual director:
o
Their performance and approach to their directorship;

PROXY STATEMENT	16

o
Their understanding of their role as a director;
o
Their understanding of critical aspects of the Company’s business, products and strategy; and
o
Their skills, experience and ongoing training.

The goal of the evaluation is to identify and address any performance issues at the Board, committee or individual level, should they exist, identify potential gaps in the boardroom and to assure the maintenance of an appropriate mix of director skills and qualifications. Upon completion of the evaluation, the Nominating & Governance Committee provides feedback to the Board, the committees and the individual directors regarding the results of the evaluation and raises any issues that have been identified which may need to be addressed.

The Nominating & Governance Committee utilizes a variety of methods for identifying and evaluating potential candidates for joining the Board. For 2024, the Nominating & Governance Committee engaged ON Partners, an executive search and leadership consulting firm, to assist with this process. The Nominating & Governance Committee’s general policy is to assess the appropriate size and needs of the Board and whether any vacancies are expected due to retirement or otherwise. In addition, candidates for director are typically reviewed in the context of the current composition of the Board, the operating requirements of the Company, the current needs of the Board, and the long-term interests of stockholders, with the goal of maintaining a balance of knowledge, experience and capability. In the event those vacancies are anticipated, or otherwise arise, the Nominating & Governance Committee will consider recommending various potential candidates to fill such vacancies. Candidates may also come to the attention of the Nominating & Governance Committee through its current members, stockholders or other persons.

The Board has determined that each of the Nominating & Governance Committee members meets the Nominating & Governance Committee membership requirements, including the independence requirements of the NYSE and the SEC.

Compensation Committee

The current members of the Compensation Committee are Stephen D. Kelley, David B. Miller, May Su, who also serves as chairperson of the committee, and Christine A. Tsingos. The Compensation Committee is responsible for, among other things:

•
Reviewing and approving the compensation of the Company’s officers;
•
Reviewing and recommending to the Board for approval the compensation policy for the Company’s non-employee directors; and
•
Administering the Company’s equity compensation plans.

The Compensation Committee reviews and approves the various elements of the CEO’s compensation. With respect to other officers, the Compensation Committee reviews the compensation for such individuals presented to the Compensation Committee by the CEO and the reasons therefor and, in its discretion, may approve or modify the compensation packages for such individuals. The Compensation Committee has delegated to the Company’s CEO the authority, within certain parameters, to approve the grant of restricted stock units (“RSUs”) to employees and consultants who are not directors, executive officers, or officers reporting to the CEO.

In accordance with its charter, the Compensation Committee may form, and delegate its authority to, subcommittees when appropriate. Further, the Compensation Committee has the authority to retain independent compensation consultants and to obtain advice from internal or external legal, accounting, and other advisors to assist in the evaluation of director, officer, or employee compensation or other matters within the scope of the Compensation Committee’s responsibilities and is directly responsible for the appointment, compensation, and oversight of such consultants and other outside advisors, including their fees and other retention terms. From time to time, the Compensation Committee engages the services of such independent compensation consultants to provide advice on compensation plans and issues related to the Company’s executive officer and non-executive officer employees. In 2024, the Compensation Committee engaged Compensia, Inc. (“Compensia”) to provide such assistance to the Compensation Committee.

Each current member of our Compensation Committee is a “non-employee” director within the meaning of Rule 16b-3 under the Exchange Act. The Board has determined that each of the Compensation Committee members meets the

PROXY STATEMENT	17

Compensation Committee membership requirements set forth by the NYSE and the SEC, including that they be “independent.”

For further discussion of the Compensation Committee and its processes and procedures, please refer to the “Compensation Program Objectives, Design, and Practices” section in the Compensation Discussion and Analysis below. The Compensation Committee Report is included under the caption “Compensation Committee Report on Executive Officer Compensation” in this proxy statement.

M&A Committee

The current members of the M&A Committee are Susan D. Lynch, David B. Miller, and Christopher A. Seams, who also serves as chairperson of the committee. The Board established the M&A Committee as a standing committee in May 2022 to assist the Board in evaluating potential acquisitions, investments, mergers, divestitures, and similar strategic transactions and to oversee management’s execution of such strategic transactions. The M&A Committee’s responsibilities include:

•
Reviewing and assessing strategic transactions identified by management, including the valuation, strategic rationale and integration strategy for any proposed transaction;
•
Approving non-binding term sheets, letters of intent, indications of interest, and other similar documents for strategic transactions;
•
Overseeing the diligence processes for strategic transactions; and
•
Providing guidance to management as to the desired methodology and processes for identification, development, and presentation of strategic opportunities.

Other Committees

Our Board may from time to time establish other special or standing committees to facilitate the oversight of management of the Company or to discharge specific duties delegated to the committee by the full Board.

PROXY STATEMENT	18

Compensation Committee Interlocks And Insider Participation

During fiscal year 2024, Stephen D. Kelley, David B. Miller, May Su, and Christine A. Tsingos were each a member of the Compensation Committee. No member of our Compensation Committee was at any time during fiscal year 2024, or formerly, an officer or employee of Onto Innovation or any subsidiary of Onto Innovation. No member of our Compensation Committee had any relationship with the Company during fiscal year 2024 requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. During fiscal year 2024, none of our executive officers served as a member of the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Board Membership Criteria And Nominee Identification

The Nominating & Governance Committee of the Board determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. While the Nominating & Governance Committee has no specific minimum qualifications for director candidates, persons considered for nomination to the Board must demonstrate the following qualifications to be recommended by the Nominating & Governance Committee for election:

•
The candidate must exhibit proven leadership capabilities, high integrity, and experience with a high level of responsibilities within his or her chosen field;
•
The candidate must possess the ability to apply good business judgment and be of sound mind and high moral character;
•
The candidate must have no personal or financial interest that would conflict or appear to conflict with the interests of the Company;
•
The candidate must be in a position to properly exercise his or her duties of loyalty and care and be willing and able to commit the necessary time for Board and committee service; and
•
The candidate must have the ability to grasp complex principles of business, finance, international transactions and semiconductor inspection, metrology, lithography, and related software technologies.

The Nominating & Governance Committee retains the right to modify these qualifications from time to time.

In selecting director nominees, the Nominating & Governance Committee considers, among other factors:

•
The competencies and skills that the candidate possesses and the candidate’s areas of qualification and expertise that would enhance the composition of the Board and further its ability to offer advice and guidance to management;
•
How the candidate would contribute to the Board’s overall balance of expertise, perspectives, backgrounds, and experiences in substantive matters pertaining to the Company’s business; and
•
The candidate’s demonstrated excellence in his or her field and commitment to rigorously representing the long-term interests of the Company’s stockholders.

When current Board members are considered for nomination for reelection, the Nominating & Governance Committee also takes into consideration their prior contributions to and performance on the Board and their record of attendance.

The Nominating & Governance Committee considers the above criteria for nominees identified by the Nominating & Governance Committee itself, by stockholders, or through other sources. The Nominating & Governance Committee uses the same criteria for evaluating all nominees, regardless of the original source of nomination. The Nominating & Governance Committee may use the services of a third-party search firm to assist in the identification or evaluation of Board member candidates.

PROXY STATEMENT	19

Consideration Of Director Nominees

The Nominating & Governance Committee has a formal policy with regard to consideration of director candidates recommended by the Company’s stockholders, which is contained within the Company’s Director Candidate Policy, which may be found on our website at:

https://investors.ontoinnovation.com/governance/governance-documents/

In accordance with this policy, the Nominating & Governance Committee will consider recommendations and nominations for director candidates from stockholders holding no less than 1% of the Company’s securities for at least 12 months prior to the date of the submission of the recommendation or nomination. Stockholders wishing to recommend persons for consideration by the Nominating & Governance Committee as nominees for election to the Company’s Board can do so by writing to the Office of the General Counsel of the Company at its principal executive offices giving:

•
The candidate’s name, age, business address and residence address;
•
The candidate’s detailed biographical data and qualifications including principal occupation and employment history;
•
The class and number of shares of the Company which are beneficially owned by the candidate;
•
The candidate’s written consent to being named as a nominee and to serving as a director, if elected;
•
Information regarding any relationship between the candidate and the Company in the last three years;
•
Any other information relating to the candidate that is required by law to be disclosed in solicitations of proxies for election of directors;
•
The name and address of the recommending or nominating stockholder;
•
The class and number of shares of the Company which are beneficially owned by the recommending or nominating stockholder; and
•
A description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination.

Stockholders also have the right to directly nominate director candidates, without any action or recommendation on the part of the Nominating & Governance Committee or the Board, by following the procedures set forth in Section 2.5 of the Company’s Bylaws.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines, which, along with the Company’s Charter and Bylaws and the Board committee charters, provide the framework for the governance of Onto Innovation. The Board follows the procedures and standards in the Corporate Governance Guidelines to fulfill its responsibilities and discharge its governance duties. A copy of the Corporate Governance Guidelines is available on our website at:

https://investors.ontoinnovation.com/governance/governance-documents/

PROXY STATEMENT	20

Codes Of Ethics

We have adopted a Code of Business Conduct and Ethics (applicable to all directors, officers, employees, consultants, and contractors) and a Financial Information Integrity Policy (applicable to our senior financial officers, including our CEO and Chief Financial Officer (“CFO”) and Controller) that each set forth principles of ethical and legally compliant conduct and establish procedures for reporting any violations. Copies of the Code of Business Conduct and Ethics and the Financial Information Integrity Policy may be found on our website at:

https://investors.ontoinnovation.com/governance/governance-documents/

or may be requested (without charge) by writing to:

Onto Innovation Inc.

Attention: Investor Relations

16 Jonspin Road

Wilmington, Massachusetts 01887

The Company will post on its website any amendment or waiver of a provision of our Code of Business Conduct and Ethics as may be required, and within the time period specified, by applicable SEC rules.

Corporate Social Responsibility

An important part of advancing the semiconductor industry through our innovation is being a socially responsible company. Our Company’s core values of Passion, Integrity, Collaboration, and Results underpin our commitments to sustainable growth and to making a positive contribution to people and the planet. We strive to achieve responsible and sustainable business practices and continuous improvement in our own operations, in our partnerships with our customers, across our supply chain, and in our engagements with our other stakeholders. Our Company invests in sustainability initiatives across our business and integrates sustainability principles into our day-to-day operations.

Business and Governance. Our Company has established a cross-functional executive leadership team focused on sustainability that is responsible for proposing goals, developing and executing strategy, and embedding sustainability principles into our operations management. This executive leadership team provides regular updates to the Board and engages them to discuss sustainability strategy, gain alignment on goals, and report on progress. Our Board is actively engaged in the Company’s sustainability oversight and has the primary responsibility for our sustainability priorities. Board committees provide further guidance and oversight on relevant sustainability topics including the Compensation Committee on human capital management, the Audit Committee on information security and the Nominating & Governance Committee on ethics compliance.

Workplace. As described in the “Social Programs” section in our 2023 ESG Report, our Company strives to provide a work environment that fosters inclusion and diversity, ensures every voice is heard, and enables employees to achieve their full potential. Our Company aims to maintain a collaborative, supportive, and opportunity-rich culture that enhances innovation and employee engagement. We strive to protect the health and safety of our personnel throughout our entire operation, including our offices, manufacturing sites, research and development (“R&D”) centers, and our field team working at customer sites.

Community. Our Company believes that positively involving our employees and giving back to our community is central to our culture and an expression of our core values. The Company has initiated RISE (Reimagining Initiatives for Society and the Environment) Teams, which have direct oversight from the executive leadership team. These teams are formed at each location globally in order to promote environmental sustainability, community engagements, local charitable giving including employee volunteer hours and employee donations. Our RISE Teams’ philanthropy and volunteerism programs provide financial and human services to improve the quality of life in the communities in which we operate. We are committed to creating positive impacts in communities around the world by contributing to local, national, and international organizations that support community needs such as hunger, food and water security, disadvantaged children and senior citizens, health improvement, and environmental protection.

PROXY STATEMENT	21

Sustainable Operations. We believe that incorporating environmental sustainability into business leads to better products, more efficient operations, and added value for our customers. As the world tackles climate change and other critical environmental issues, we seek to do our part by responsibly managing our impact with global goals for renewable energy use, carbon footprint per person, water conservation, beneficial reuse of electronic waste, and landfill hazardous waste reduction and elimination. We carefully monitor and manage our environmental impact across our business and work to implement cost-effective best practices, focusing our efforts where we believe we can have the biggest long-term impact. Our Company looks at impacts from procurement to manufacturing, during R&D and product design, and throughout a product’s lifecycle. We carefully manage our environmental impact, set goals, and report progress annually through our annual ESG Report, which is carefully reviewed and verified by our internal audit function.

Products and Customers. Our Company demands excellence in our quality and environmental performance, as demonstrated through our product and process qualification commitments, which resulted in our ISO 9001 Quality Management certification. We continuously strive to develop innovative products and solutions that help our customers improve their product yields and reduce the amount of scrapped materials. We seek to achieve this through our monitoring processes and by alerting customers via our software products before specification limits are reached, thereby helping customers avoid product test failures. In addition, our equipment meets or exceeds safety requirements and enables higher throughput to reduce the energy required to process customer products on a per unit basis, benefiting our customers and the environment. Our Company also strives to extend the life of our products and solutions to enable our customers to realize greater value from our products with a potentially lower environmental impact.

Responsible Supply Chain. Our Company understands the importance of an ethical, responsible, resilient, and diverse supply chain, and we engage with our suppliers to address a wide range of issues including human rights, humane treatment, freely chosen employment, labor, anti-corruption, supplier diversity, environmental impact, and responsible mineral sourcing. We are a strong proponent of supply-chain-related industry standards and endeavor to uphold the guidelines published by the Responsible Business Alliance (“RBA”). Since joining in 2021, the Company has been an affiliate member of the RBA, the world’s largest industry coalition dedicated to corporate responsibility in global supply chains. Our direct suppliers are expected to adhere to our Global Supplier Code of Conduct, which incorporates the RBA code of conduct and covers topics such as ethics, integrity, transparency, anti-corruption, conflict minerals, human trafficking, environmental sustainability, and social responsibility. Acknowledgment of and consent to adhere to our Global Supplier Code of Conduct is a mandatory requirement of our new supplier onboarding process.

For more information about our corporate social responsibility efforts, please refer to our Annual ESG Report available in the Company section of our website at https://ontoinnovation.com/company/environmental-social-governance. Our ESG Report shall not be deemed “filed” with the SEC for purposes of federal securities law, and it shall not be incorporated by reference into any of the Company’s current, past or future SEC filings unless specifically noted in such filing. The information contained on our website is not part of this document and the ESG Report shall not be deemed soliciting material.

Related Person Transactions Policy

There have been no “related person transactions” from December 31, 2023 to the date of this proxy statement, nor are there any currently proposed “related person transactions,” involving any director, director nominee or executive officer of the Company, any known 5% stockholder of the Company or any immediate family member of any of the foregoing persons (which are referred to together as “related persons”). A “related person transaction” generally means a transaction involving more than $120,000 in which the Company (including any of its subsidiaries) is a participant and in which one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a related person, has a direct or indirect material interest.

The Board has adopted written policies and procedures addressing the Company’s procedures with respect to the review, approval and ratification of “related person transactions” that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Our related person practices and policies are designed to ensure that our directors, officers, and employees are proactively screened from any conflicts of interest that may interfere with their obligations to the Company. Our policies are included in the Company’s Related Parties Transaction Policy.

PROXY STATEMENT	22

Pursuant to the Related Parties Transaction Policy, the Audit Committee, which consists entirely of independent directors, will review any proposed transaction in which the Company or its subsidiaries are to participate if the aggregate amount involved in the transaction will or may exceed $120,000 and any related person may have a direct or indirect material interest in the transaction. The Audit Committee will consider the facts and circumstances and may approve or ratify a proposed transaction if the Audit Committee determines that the transaction is not inconsistent with the interests of the Company and its stockholders. The Audit Committee may impose such conditions as it deems appropriate in connection with its approval.

Communications With The Board Of Directors

We have a formal policy regarding communications with the Board, our Stockholder & Interested Party Communications Policy, which is found on our website at:

https://investors.ontoinnovation.com/governance/governance-documents/

Stockholders may communicate with the Board, the Audit, Compensation, M&A, or Nominating & Governance Committees, or any of the Company’s independent directors by writing to:

Onto Innovation Inc.

Office of the General Counsel

16 Jonspin Road

Wilmington, Massachusetts 01887

Such communications will be forwarded to the intended recipient(s) to the extent appropriate. Prior to forwarding any communication, the General Counsel will review it and, in his or her discretion, will not forward a communication deemed to be of a commercial nature or otherwise inappropriate.

PROXY STATEMENT	23

Compensation Of Directors

Directors who are employees of the Company receive no compensation for their services as members of the Board. Director compensation for non-employee members of the Board is a mix of cash and equity-based compensation, which is meant to align the interests of our directors with the Company’s long-term performance and stockholder interests. The compensation during 2024 for directors who were not employees of the Company was as follows:

Board Compensation Element	Amount/Value
Annual Retainer	$70,000	(1)
Annual Equity Grant (in RSUs)	$185,000	(2)
Non-executive Chairperson Stipend	$55,000	(1)
Committee Chairperson Stipend
Audit	$25,000	(1)
Compensation	$20,000	(1)
Nominating & Governance	$10,000	(1)
M&A	$5,000	(1)
Committee Member Stipend
Audit	$10,000	(1)
Compensation	$7,500	(1)
Nominating & Governance	$5,000	(1)
M&A	$2,500	(1)
Initial Equity Grant (in RSUs)	$185,000	(3)

(1)
Beginning in May 2024, the Company changed its payment schedule for director cash compensation to payment in four equal installments on a quarterly basis on the following dates: March 1, June 1, September 1, and December 1.
(2)
Granted on or about the date of the Annual Meeting of Stockholders or, if such date is not in an open trading window under the Company’s Insider Trading Policy, on the first day of the next open trading window, in a number of shares calculated by dividing the listed amount by the closing stock price per share of Common Stock of the Company, $0.001 par value per share (“Common Stock”) on the date of grant.
(3)
Granted on or about the date of the first quarterly Board or Compensation Committee meeting following election or appointment, or, if such date is not in an open trading window under the Company’s Insider Trading Policy, on the first day of the next open trading window, and calculated in the same manner as the annual equity grant above but prorated by the number of fiscal quarters between such first meeting and the date on which the next annual equity grant is scheduled to be awarded.

Any initial equity grants and/or annual equity grants typically vest on the first anniversary of the grant date. Equity awards granted to directors are granted under and subject to the terms of the Onto Innovation Inc. 2020 Stock Plan, as amended and restated (the “2020 Stock Plan”) and the Company’s Stock-Based Award Grant Date Policy.

PROXY STATEMENT	24

For the fiscal year ended December 28, 2024, the non-employee directors received total compensation indicated in the table below. There were no option awards, non-equity incentive plan compensation, or pension and nonqualified deferred compensation earnings granted to such directors. They did not earn any type of compensation during the year other than what is disclosed in the following table:

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation	Total
Leo Berlinghieri	$63,750	$185,156	—	$248,906
Stephen D. Kelley	$65,625	$185,156	—	$250,781
Susan D. Lynch	$65,625	$185,156	—	$250,781
David B. Miller	$67,500	$185,156	—	$252,656
Karen M. Rogge (3)	$20,625	—	—	$20,625
Stephen S. Schwartz (4)	$40,000	$138,843	—	$178,843
Christopher A. Seams	$101,250	$185,156	—	$286,406
May Su	$71,250	$185,156	—	$256,406
Christine A. Tsingos	$73,125	$185,156	—	$258,281

(1)
Due to the change in May 2024 to a quarterly payment schedule for director cash compensation, only three quarterly payments were made in 2024. Consequently the Fees Earned or Paid in Cash are lower than the annual cash compensation amounts for the Board. In future years, Fees Earned or Paid in Cash will reflect four quarterly payments.
(2)
Represents the grant date fair value for each share-based compensation award granted during the year, calculated in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair value of these awards are set forth in Note 10 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the fiscal year ended December 28, 2024 filed with the SEC. As of December 28, 2024, our directors had the following stock awards outstanding: Mr. Berlinghieri – 809 RSUs; Mr. Kelley - 809 RSUs; Ms. Lynch - 809 RSUs; Mr. Miller – 809 RSUs; Dr. Schwartz - 661 RSUs; Mr. Seams – 809 RSUs; Ms. Su - 809 RSUs; and Ms. Tsingos – 809 RSUs.
(3)
Ms. Rogge did not stand for reelection to the Board in 2024.
(4)
Dr. Schwartz joined the Board in July 2024.

Stock Ownership/Retention Guidelines For Directors

The Company has established guidelines related to stock ownership and retention for its non-employee directors. Currently, the guidelines require that each non-employee director of the Company maintain ownership of shares of Common Stock equal in value to at least three times the amount of the director’s annual cash retainer. For a new director, the stock holding requirement must be attained within five years of his or her initial election or appointment to the Board.

Compliance with the Company’s stock ownership and retention guidelines is reviewed annually by the Compensation Committee. As of their last review in February 2025, the Compensation Committee determined that all directors were in compliance with the ownership requirements.

PROXY STATEMENT	25

PROPOSAL 2

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. Consistent with the recommendation of the Board and the preference of our stockholders as reflected in the non-binding advisory vote on the frequency of future advisory votes on named executive officer compensation held at the Company’s 2023 Annual Meeting of Stockholders, the Company currently holds an annual “say on pay” vote. In accordance with this policy, this year we are requesting that our stockholders approve an advisory resolution to approve the Company’s named executive officer compensation as reported in this proxy statement.

Our executive officer compensation arrangements are designed, consistent with our compensation philosophy and pay-for-performance principles, to provide competitive compensation packages that enable the Company to attract and retain talented executive officers, motivate executive officers to achieve the Company’s short- and long-term business strategies and objectives, align the interests of executive officers with those of stockholders, and be consistent with current market practices and good corporate governance principles. Please read the Compensation Discussion and Analysis beginning on the following page for additional details about our executive officer compensation arrangements, including information about the fiscal year 2024 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our compensation arrangements as described in this proxy statement.

For the reasons discussed above, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the Company’s stockholders APPROVE, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for this meeting pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion and other related tables and disclosures.”

Because your vote is advisory, it will not be binding upon or overrule any decisions of the Board, nor will it create any additional fiduciary duty on the part of the Board. This advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies, and practices described in this proxy statement, and does not seek to have the Board or Compensation Committee take any specific action. However, the Board and the Compensation Committee value the views expressed by our stockholders in their vote on this proposal and will take into account the outcome of the vote when considering executive officer compensation matters in the future.

Vote Required

The affirmative vote, in person or by proxy, of a majority of the shares present or represented at the meeting and entitled to vote will be required to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement.

The Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

PROXY STATEMENT	26

EXECUTIVE OFFICER COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis (“CD&A”) describes our compensation philosophy, process, plans, and practices for our executive officers and contains a discussion of the material elements of compensation awarded to, earned by, or paid to the Company’s named executive officers or “NEOs.” The Company’s NEOs for 2024 were:

Onto Innovation’s Named Executive Officers (NEOs)
NEO Name	Position
Michael P. Plisinski	Chief Executive Officer
Mark R. Slicer	Chief Financial Officer
Yoon Ah E. Oh	Senior Vice President, General Counsel, and Corporate Secretary
Srinivas Vedula	Senior Vice President, Customer Success
Ramil Yaldaei	Chief Operating Officer

EXECUTIVE SUMMARY

2024 Financial Highlights

In 2024, the Company achieved important financial accomplishments. These include, but are not limited to:

•
Total revenue of $987 million grew 21% over fiscal year 2023.
•
Cash generated from operations of $246 million improved by 43% over fiscal year 2023.
•
Full year GAAP diluted earnings per share of $4.06 grew 65% over fiscal year 2023.

The following reflects our revenue and stock price in fiscal year 2024 as compared to fiscal years 2023 and 2022:

ONTO INNOVATION INC.
REVENUE BY YEAR
MILLIONS
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
$1,005.2
$815.9
$987.3
2022
2023
2024

ONTO INNOVATION INC.
STOCK PRICE AT FISCAL YEAR-END
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$68.09
$152.90
$170.66
2022
2023
2024

PROXY STATEMENT	27

2024 Compensation Highlights

Executive compensation is a key component of our corporate governance practices and our plans to drive long-term profitable growth. We’ve designed our compensation program to both attract and retain best-in-class executive management and to motivate our executive officers to achieve corporate objectives and create value for stockholders. In 2024, key features of our compensation program included the following:

•
Competitive base salary increases: base salaries for executive officers were set based on several factors, including executive officers’ unique qualifications, role, and responsibilities, individual performance, and measurable contribution to the Company’s profitability and success.
•
Rigorous annual incentive goals: executive officer cash incentive compensation is tied to overall corporate performance, achievement of individual performance goals, and, for those executive officers associated with a particular business unit, to individual business unit performance as well.
•
An emphasis on performance-based long-term incentives: a substantial portion of executive officer compensation is in the form of long-term equity incentives that incentivize both long-term service at the Company and creating shareholder value.

Results Of The 2024 Stockholder Vote On Executive Officer Compensation

In 2024, stockholders were provided with the opportunity to cast an advisory (non-binding) vote (a “say-on-pay” proposal) on the compensation of our NEOs for fiscal year 2023. Our stockholders approved this say-on-pay proposal, with 96.8% of votes cast voting in favor of our executive compensation program. Our Compensation Committee and Board recognize the fundamental interest our stockholders have in the compensation of our executive officers. Noting the strong support for our 2023 compensation program, the Compensation Committee maintained a consistent approach to our executive officer compensation program in 2024, with the addition of a personal performance coefficient factored into cash incentive compensation.

The Compensation Committee will continue to consider input from our stockholders as reflected in the outcome of our annual say-on-pay vote when making executive compensation program decisions.

PROXY STATEMENT	28

COMPENSATION PROGRAM OBJECTIVES, DESIGN, AND PRACTICES

Our Compensation Philosophy And Principles

Our compensation philosophy, which serves as the framework for the Company’s executive officer compensation program, is defined by two key tenets: (1) rewarding continuous improvement in financial and operating results and (2) creation of stockholder value. The Compensation Committee acts on behalf of the Board and, by extension, on behalf of our stockholders, to establish, implement, and continually monitor adherence to our compensation philosophy. Accordingly, the Compensation Committee has developed a set of core objectives and principles that it has used to develop the executive officer compensation program. The specific objectives of our executive officer compensation program are to:

•
Attract and retain executive officer talent;
•
Motivate executive officers to achieve the Company’s short- and long-term business strategies and objectives; and
•
Align the interests of executive officers with those of stockholders.

Consistent with the foregoing, the Compensation Committee believes that the most effective executive officer compensation program is one that rewards the achievement of specific strategic and operating goals of the Company on both an annual and a long-term basis, and that incentivizes executive officers to create value for stockholders. The Compensation Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions. Based on that evaluation, the Compensation Committee designs the compensation provided to executive officers to remain competitive with the compensation paid to similarly situated executive officers at peer group companies. The Compensation Committee believes executive officer compensation packages provided by the Company to its executive officers, including the NEOs, should include base salary, annual cash incentive opportunities, and long-term stock-based compensation, including equity incentive opportunities that reward performance as measured against pre-established goals.

The following principles support the objectives and design of the compensation program:

•
The compensation program is designed to be fair and competitive, from an internal and external perspective, taking into account each executive officer’s unique qualifications, role, responsibilities, individual performance, and measurable contribution to the Company’s profitability.
•
A substantial portion of an executive officer’s compensation is designed to be at risk and linked to the achievement of both corporate and individual financial, management or other performance goals and changes in stockholder value.
•
All compensation program elements taken as a whole are designed to help focus executive officers on achieving the Company’s financial and strategic goals while supporting our culture and core values.

To underscore the importance of “pay-for-performance” in our compensation philosophy, the Compensation Committee has developed incentive arrangements based on performance standards that the Compensation Committee believes, at target achievement, will incentivize our executive officers to meet or exceed industry performance.

The Company also strives to promote an ownership mentality among its key leadership, in part through the guidelines described below under the heading “Stock Ownership/Retention Guidelines.” To that end, the CEO is required to maintain ownership of Common Stock equal in value to at least three times the CEO’s year-end base salary. The other executive officers are required to maintain a minimum share ownership level equal in value to their current year-end base salary. In further support of this approach, the Company prohibits pledges of Company securities as collateral, as well as short sales, derivative and hedging transactions involving Company securities, to ensure that personal interests relating to the stock holdings of officers and directors do not conflict with their duties to the Company.

PROXY STATEMENT	29

Compensation Program Design

Our executive officer compensation program, which applies to all executive officers including our NEOs, is composed of three parts, each of which is intended to address different objectives: base salary, annual cash performance incentives, and long-term equity incentives.

Element	Form	Description
Base Salary	Fixed Cash Compensation	Competitive cash compensation that takes into consideration the scope and complexity of the role, individual qualifications, experience, and internal value to the Company.
Annual Cash Incentive Plan	Annual Variable Cash Bonus	Annual variable cash bonus contingent on meeting performance criteria related to corporate, business unit/department (as applicable), and individual performance objectives.
Long-Term Equity Incentive Program	Long-Term Stock-Based Compensation	PSUs are earned based on Company TSR performance relative to a designated peer group. Time-based RSUs vest incrementally over a fixed period.

Base salaries serve as the foundation of our executive compensation program, providing fixed compensation to executive officers commensurate with their knowledge and experience and for fulfilling their basic job responsibilities. The Compensation Committee generally establishes base salary levels for executive officers at or near the start of each year.

The Company’s annual cash incentive awards are administered through its Management By Objectives (“MBO”) bonus plan. At its first meeting each year, the Compensation Committee typically determines final bonuses for executive officers earned in the preceding year based on each individual’s performance, the performance of the Company through its audited financial statements, business unit performance (as applicable), and the CEO’s recommendations (except with respect to the CEO's own bonus).

The long-term equity incentive component includes grants of (i) performance-based stock units (“PSUs”), which are earned based on the Company’s total shareholder return (“TSR”) relative to the other companies in the Philadelphia Stock Exchange Semiconductor Index (SOX) over two- and three-year performance periods, and (ii) time-based RSUs, which vest in equal annual increments over time. The Compensation Committee generally approves the grant of annual equity awards to officers at its first regularly scheduled meeting each year. The Compensation Committee does not generally grant equity awards at other times during the year, other than in the case of a new hire, promotion or other exceptional circumstances.

In adopting this design, the Compensation Committee considered a number of parameters, including the advice of its independent compensation consultant, comparable practices within the industry, and the desire to achieve the goals underlying the compensation program. The Compensation Committee and Board further believe that each of the elements as well as the entire compensation package for Company executive officers is appropriate given the Company’s performance, industry, current challenges, and environment.

Annually, the Compensation Committee reviews the elements of the compensation package as well as the overall package afforded to the executive officers. At such time, the Compensation Committee, in its discretion, can approve adjustments to the elements of the program. This review is typically performed coincident with the evaluation of each executive officer’s performance in relation to his or her cash incentive compensation goals, salary adjustment, and equity grants, if any, as discussed in more detail in the sections below.

For 2024, the Compensation Committee conducted a review of the compensation program and determined that the 2024 executive compensation plan would retain the same basic elements as the prior year’s plan as these elements aligned the Company’s program with its current business strategy and included the pay for performance aspect of its executive compensation program.

PROXY STATEMENT	30

Impact Of Performance On Compensation

The Compensation Committee aligns both the Company’s annual cash incentive plan and long-term equity incentive program with the Company’s performance relative to pre-established performance goals based on the Company’s stated financial objectives, historical performance, and anticipated market and economic conditions for the performance period. The Compensation Committee seeks to structure the equity and cash incentive compensation program to motivate executive officers to achieve the business goals set by the Company and reward the executive officers for achieving such goals, which we believe aligns the financial incentives of our executive officers with the interests of our stockholders.

The performance of the Company and of each executive officer has a direct impact on the compensation received by such executive officer. On an annual basis, the CEO reviews the performance and compensation for the Company’s other executive officers to determine any potential salary adjustment for each individual. The CEO then proposes (except with respect to the CEO’s own compensation) to the Compensation Committee the annual cash incentive payout to executive officers, including the NEOs, under the MBO bonus plan, the target cash incentive compensation for the upcoming year, any base salary adjustments, and equity award amounts for the upcoming year. Each of these recommendations, and the Compensation Committee’s final compensation determination for executive officers, is based on each executive’s performance and contributions to the Company, as well as overall Company performance.

Under our MBO bonus plan, payout is based upon achievement of corporate, business unit (as applicable), and personal objectives, with no payout unless the Company meets the threshold level of at least one of the Board-approved corporate financial targets established as part of the plan. Personal objectives are awarded only upon clear achievement of the associated goal. Failure to meet the personal objectives thereby has a negative impact on the ultimate bonus payout, even when the Company achieves its corporate goals. In addition, beginning with the 2024 MBO bonus plan, the bonus for each executive officer, other than the CEO, is qualified by an overarching personal performance coefficient to enable stronger pay for performance and upside for key performers. The personal performance coefficient ranges from 0% to 115% based on a comprehensive performance assessment that includes cultural alignment, alignment with core competencies and behaviors, and overall performance rating.

The CEO recommends to the Compensation Committee individual performance goals for the executive officers (including the NEOs), other than the CEO, for the current year, which are combined with the corporate and business unit (as applicable) targets into an annual cash incentive opportunity proposal. The personal targets that are established are designed to result in additional incremental value to the Company if they are achieved. The target level of the corporate and business unit components of the bonus goals are set based on the Company’s financial budget established by the Board at the beginning of the year. The determination of these goals is made annually to meet the changing nature of the Company’s business.

Upon completion of the prior year’s results and prior to implementation of the current year’s proposed executive compensation plan, the results for each executive officer are submitted to, and reviewed by, the Compensation Committee, which considers the CEO’s recommendations for executive officers, other than the CEO, and determines the final bonus earned by each executive officer based on Company and individual performance. The Compensation Committee may exercise discretion in adjusting and approving an individual’s award under the bonus plan based upon its review.

The two elements of the Company’s long-term equity incentive compensation program are also performance-based. The PSU grants, which are explained in further detail below, measure the Company’s TSR over two- and three-year periods as compared to that of companies in the Philadelphia Semiconductor Index (SOX) and reward executives for achieving TSR greater than that of other companies in the Index. In addition, because the value of PSUs and the service-based RSUs granted to executive officers are tied to the Company’s stock price, their value increases or decreases with the performance of the Company stock, further incentivizing executives to manage the Company for the benefit of the Company's stockholders.

Given that a substantial portion of an executive officer’s overall compensation is tied to individual and Company performance through the annual cash incentive and long-term equity incentive components, we also think the

PROXY STATEMENT	31

structure of our executive compensation program meets the Company's other objectives of motivating executive officers to achieve the Company’s short- and long-term business strategies and objectives and aligning the interests of executive officers with those of our stockholders. The pay-for-performance nature of our compensation structure rewards the achievement of strategic, operational and financial goals, thereby enhancing stockholder value.

PROXY STATEMENT	32

Our Compensation Practices

The Compensation Committee has adopted the following practices and policies with respect to the Company’s executive officer compensation program:

What We Do
Committee Independence	The Compensation Committee consists of independent directors and regularly reserves time at its meetings to meet in executive session without management present.
Independent Compensation Consultant

The Compensation Committee has engaged its own independent compensation consultant and annually assesses the consultant’s performance, independence, and whether any potential conflicts of interest exist.

Independent Legal Advisor	The Compensation Committee may engage its own independent legal advisor specializing in corporate compensation issues, as necessary.
CEO Goal Setting and Performance Evaluation	The Compensation Committee, with the input of the full Board, engages in formal goal setting and performance evaluation processes with the CEO.
Peer Group

The Compensation Committee selects a set of peer group companies who operate in similar markets to the Company’s, and have comparable revenue and market caps, to use as a competitive reference point with respect to executive officer and director compensation, program design and practices.

Stock Ownership Guidelines	The Company maintains rigorous stock ownership guidelines, which apply to executive officers and directors, and serve as a risk-mitigating feature within our compensation structure.
Double Trigger Change- in-Control

The Company has entered into agreements with executive officers, including the CEO, that contain change-in-control severance protection. Executive officers are entitled to severance in the event of both a change in control of the Company and a qualifying termination of employment (“double trigger”).

Clawback Policy	The Company has adopted a policy that provides for mandatory recoupment of certain excess incentive compensation that would not have been earned based on the specified accounting restatements.
Grant Date Policy

The Company does not manipulate the timing of grant dates of any stock-based awards or our release of material nonpublic information with the intent of benefitting an award recipient, nor do we have any program, plan or practice to do so. In addition, the Board has adopted a specific written policy regarding grant dates of stock-based awards made to our directors, officers, and employees. Please see “Equity Award Grant Timing Policies” below for more information.

What We Do Not Do
No Pledging, Margining, or Hedging

The Company’s insider trading policy prohibits our directors and employees, including executive officers, from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan. Company directors and employees are also prohibited from engaging in short sales, derivative transactions, and hedging transactions involving Company securities.

No Tax Gross-Ups on Perquisites or Severance	The Company does not provide any tax gross-up payments to cover personal income taxes on perquisites or severance benefits related to a change in control.

PROXY STATEMENT	33

COMPENSATION DECISION-MAKING PROCESS

Determination of Compensation Awards

The Compensation Committee’s goal is to target elements of compensation within a competitive range, using a balanced approach that does not use rigid percentiles to target pay levels for each compensation element. For 2024, the Compensation Committee reviewed each element of compensation described below and set the target total direct compensation opportunities of our executive officers after taking into consideration the following factors:

•
Company profitability;
•
The executive officer’s unique qualifications;
•
The executive officer’s role and responsibilities;
•
The executive officer’s individual performance and measurable contribution to the Company’s profitability and success;
•
The executive officer’s adherence to Company culture and core competencies; and
•
Compensation levels of similar positions with comparable companies in the industry.

The Compensation Committee does not assign relative weights or rankings to any of these factors and does not solely use any quantitative formula, target percentile or multiple for establishing compensation among the executive officers or in relation to the competitive market data.

Role of the Compensation Committee

The Compensation Committee is charged with making all final determinations regarding the compensation of our executive officers. In the beginning of each year, the Compensation Committee evaluates the CEO’s performance in light of the goals and objectives established at the beginning of the previous fiscal year for measuring his performance. The CEO does not participate in the Compensation Committee’s or Board’s deliberations regarding his compensation. The CEO meets with the Compensation Committee to present the proposed compensation plans for each of the Company’s executive officers other than the CEO, including the other NEOs. Based on these meetings and internal deliberations, the Compensation Committee then approves the annual compensation for the Company’s CEO and other executive officers, including the NEOs, including base salary, cash incentive award opportunity, and equity compensation.

In the same time period, the Compensation Committee also reviews and recommends for approval by the Board:

•
The Company Compensation Plan for all non-executive employees, including (i) adjustments to base compensation and profit-sharing, bonus and other cash incentive plans, and (ii) the annual equity award budget; and
•
The annual compensation program for non-employee directors.

In reviewing and setting the annual compensation for each executive officer, the Compensation Committee considers the amounts payable under each of the elements of their respective compensation plans, including base salary, annual cash incentive awards, and equity grants. The Compensation Committee takes into consideration both the Company’s internal pay equity as well as the competitive environment within which the Company operates. The Compensation Committee then determines whether the base salary and annual and long-term incentive award opportunities for the individual executive officers support the Company’s compensation objectives and are both competitive and reasonable in the context of the Company’s competitive market.

PROXY STATEMENT	34

Role of Management

With regard to compensation for executive officers other than the CEO, the Compensation Committee seeks input from the CEO and the human resources department. Each year, the CEO is responsible for establishing proposed personal and corporate objectives for the Company’s other executive officers, including the other NEOs. These objectives, subject to the approval of the Compensation Committee, are reviewed and agreed upon by the CEO with the applicable executive officer. In addition, as part of the annual performance review of the Company’s executive officers, the CEO assesses the performance of his direct reports and recommends any merit increase to be proposed for each individual. These recommendations are compiled by the CEO into executive officer compensation plans which include any proposed merit increases, each executive officer’s personal and corporate objectives, proposed annual incentive award opportunities (expressed as a percentage of their base salary) and equity grant proposals, and are submitted to the Compensation Committee for review and consideration for approval. At the Compensation Committee meeting during which the executive officer compensation plans are reviewed, the CEO attends the initial session to present the proposed plans and to answer questions. Thereafter, the Compensation Committee meets without the CEO present to review, discuss and approve all executive officer compensation plans, subject to any modifications made by the Compensation Committee.

Role Of The Compensation Consultant

The Compensation Committee may retain independent compensation consultants to assist the Compensation Committee in discharging its duties. During 2024, the Compensation Committee engaged Compensia, an independent executive officer compensation consulting firm, to provide advice on the Company’s executive officer compensation arrangements. Compensia does not provide any services other than those related to compensation consulting and does not provide any services to the Company's management. The Compensation Committee determined that Compensia is independent within the meaning of the NYSE Listing Rules, and that the work performed by Compensia does not raise any conflicts of interest.

For 2024, the Compensation Committee requested that Compensia:

•
Evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals;
•
Assist in refining the Company’s compensation strategy and further implementing the executive officer compensation program to execute that strategy; and
•
Provide market information to assist the Compensation Committee in establishing 2024 executive officer compensation.

PROXY STATEMENT	35

Peer Companies

In setting executive officer compensation, the Compensation Committee evaluates compensation levels for executive officers at other similarly situated companies. For 2024, the Compensation Committee engaged Compensia to provide peer group data and perform an assessment of compensation levels provided to executive officers. In addition, the Compensation Committee obtains and evaluates market compensation information using third-party and internal resources. The Compensation Committee reviews data related to compensation levels and programs of other similar companies prior to making its decisions, but only considers such information in a general manner in order to obtain a better understanding of the current compensation practices within our industry.

In the Compensation Committee’s review of executive officer compensation for the 2024 fiscal year, the Compensation Committee considered publicly available market data from peer company proxy disclosures and industry compensation surveys for companies that typically include similarly sized semiconductor and semiconductor capital equipment companies or similar firms for each Company executive officer in a like or similar role.

In July 2023, for compensation decisions for the Company’s 2024 fiscal year, Compensia recommended and the Compensation Committee approved the Company’s compensation peer group which took into consideration the following factors:

•
Semiconductor capital equipment and other electronics and hardware technology companies;
•
Revenue between approximately 0.5x and 2x the Company’s revenue run-rate; and
•
Market cap between approximately 0.3x and 3x the Company’s average market cap.

The Company’s compensation peer group used to make decisions regarding 2024 compensation consisted of the following companies:

Companies Included in the Company's Compensation Peer Group for 2024
Advanced Energy Industries Inc.	Allegro MicroSystems, Inc.	Axcelis Technologies, Inc.
Cognex Corporation	Cohu, Inc.	FormFactor, Inc.
Ichor Holdings, Ltd.	IPG Photonics Corporation	Lattice Semiconductor Corporation
MACOM Technology Solutions Holdings, Inc.	MaxLinear, Inc.	Novanta Inc.
Photronics, Inc.	Power Integrations, Inc.	Rambus Inc.
Rogers Corporation	Silicon Laboratories Inc.	Synaptics Incorporated
Ultra Clean Holdings, Inc.	Veeco Instruments Inc.

The pay practices of the foregoing Company peer group were analyzed for base salary and annual and long-term incentives. Periodically, peer groups are used to evaluate other programs such as executive officer retirement, perquisites and severance policies. Our peer group data is supplemented by broader technology industry data from compensation surveys to further facilitate the evaluation of compensation levels and design. Compensation levels are generally developed at the low (25th percentile), middle (50th percentile) and high (75th percentile) end of the market for each pay element (base salary and short-term and long-term incentives) and for total compensation.

While the Compensation Committee considers market data for each pay element and in total, the Compensation Committee does not specifically target any particular market compensation level. Instead, the Compensation Committee uses its discretion in setting the compensation levels as appropriate.

PROXY STATEMENT	36

ELEMENTS OF THE COMPANY’S 2024 COMPENSATION PLAN

For 2024, the Compensation Committee conducted a review of the compensation program and determined that the 2024 executive compensation plan would retain the same basic elements as the prior year’s plan, as these elements aligned the Company’s program with its current business strategy and included the pay for performance aspect of its executive compensation program. Taking into account the Company’s 2023 financial performance and outlook for 2024, each executive officer’s performance and responsibilities, and current market compensation rates for each executive officer position, among other criteria, the Compensation Committee approved the program and compensation plan structure for the executive officers in 2024 as detailed below.

Base Salary

The Company provides executive officers and other employees with a base salary to compensate them for services rendered during the fiscal year. The Compensation Committee supports the compensation philosophy of moderation for elements such as base salary and other executive officer benefits. As noted above under “Impact of Performance on Compensation,” base salary decisions are made as part of the Company’s formal annual review process and are influenced by the performance of the Company and the individual.

For 2024, the Compensation Committee reviewed and determined salaries after reviewing salary data supplied by the independent compensation consultant, including data regarding the peer comparison group, as well as consideration of the compensation for the executive officers on a company-wide basis, based on their relative duties and responsibilities and the recommendations of the CEO (other than with respect to his own compensation). The Compensation Committee did not apply formulas or assign specific mathematical weights to any of these factors, but rather exercised its business judgment and discretion to make a subjective determination regarding each executive officer’s base salary for 2024 after considering all of these factors collectively. The CEO’s recommendations for salary adjustments (other than his own) were reviewed, modified, and approved as deemed appropriate by the Compensation Committee.

The table below shows the increases in NEO base salary for 2024 that were approved by the Compensation Committee. Ms. Oh’s and Mr. Yaldaei’s base salaries were increased 11% and 18%, respectively, to better align their compensation with the compensation practices of our peer group for their positions.

Named Executive Officer	2023 Base Salary	2024 Base Salary	% Increase
Michael P. Plisinski	$700,000	$735,000	5%
Mark R. Slicer	$463,500	$463,500	0%
Yoon Ah E. Oh	$371,315	$413,000	11%
Srinivas Vedula	$311,240	$320,578	3%
Ramil Yaldaei	$315,000	$371,700	18%

Annual Cash Incentive Compensation

For 2024, as in prior years, the annual cash incentive plan was structured such that each NEO’s potential cash award was subject to the achievement of 2024 corporate financial objectives. These corporate financial objectives were established at levels in excess of the overall industry projections in order to incentivize the Company to outperform the industry.

For our NEOs the 2024 target annual cash bonus opportunities were set as follows:

PROXY STATEMENT	37

Named Executive Officer	2024 Target Annual Cash Incentive as a Percentage of Salary
Michael P. Plisinski	110%
Mark R. Slicer	70%
Yoon Ah E. Oh	60%
Srinivas Vedula	75%
Ramil Yaldaei	65%

The 2024 annual cash incentive plan had three core components: corporate goals, business unit goals (if applicable), and personal performance goals, each of which is described in more detail below.

•
The corporate goals relate to corporate revenue and corporate non-GAAP operating income. For NEOs who are not aligned with a particular business unit, 70% of their cash bonus potential is based on corporate goals. For NEOs who are aligned with a particular business unit, 30% of their cash bonus potential is based on corporate goals. The entirety of each executive officer’s cash bonus payout, however, was contingent on the Company meeting at least one of the 2024 corporate revenue or corporate non-GAAP operating income goals thresholds of 80% of target and 70% of target, respectively. Should the Company not have reached the threshold level for both the 2024 corporate revenue and corporate non-GAAP operating income goals, then no payout under the plan would have been made to the CEO or the other executive officers. The performance ranges for each metric included a payout level for threshold performance at 50% of target payout and an established target level to achieve the maximum payout by exceeding the corporate performance objectives for each of the corporate financial metrics. If the corporate goal target is exceeded in either or both corporate goal categories, then the cash payout increases as follows:
o
Corporate Revenue: From 100% to 120% of the corporate goal target, additional cash compensation is earned linearly up to 200% of the target bonus amount.
o
Non-GAAP Operating Income: From 100% to 130% of corporate goal target, additional cash compensation is earned linearly up to 200% of the target bonus amount.
•
For those executive officers who were associated with a particular Company business unit, 40% of their cash bonus potential was allocated to business unit financial performance goals. In 2024, these goals included achievement of fiscal year 2024 business unit revenue and non-GAAP operating income objectives. For an executive officer to earn his or her potential cash award apportioned to the business unit goals, his or her respective business unit needed to achieve at least 80% of the business unit revenue target and/or 70% of the business unit non-GAAP operating income target. Additional cash payout of up to 200% is realized if either of the business unit goals is exceeded, similar to the corporate goal parameters above. As stated above, the payout of the business unit goal component of the bonus was contingent on achieving the threshold for at least one of the Company corporate goals.
•
The final component of the cash incentive compensation plan was the inclusion of personal performance goals that are specific to the individual executive officers. This portion of the plan accounts for 30% of the cash bonus potential for all executive officers. The NEO personal performance goals in 2024 included targets related to additional corporate financial measures, operational measures and activities, quality, product development measures or marketing initiatives and personnel development, depending on the executive officer involved. As with the business unit goal component of the bonus, payout of the personal performance goal component of the bonus was contingent on achieving the threshold for at least one of the Company corporate goals.

PROXY STATEMENT	38

In addition, beginning with the 2024 MBO bonus plan, the bonus for each executive officer, other than the CEO, is qualified by an overarching personal performance coefficient to enable stronger pay for performance and upside for key performers. The personal performance coefficient ranges from 0% to 115% based on a comprehensive performance assessment that includes cultural alignment, alignment with core competencies and behaviors, and overall performance rating. The performance coefficient is then applied as a multiplier to an executive’s award as calculated in accordance with the three core components described above.

The following table reflects the structure of the corporate and business unit goal components of the cash incentive compensation plan. The personal goal payout component is fixed — if achieved, the payout is for the target amount.

Corporate/Business Unit Goal	Weighting	Threshold (50% Payout)	Target (100% Payout)	Max (200% Payout)
Revenue	50%	80% of target	100% of target	120% of target
Operating Income (Non-GAAP)	50%	70% of target	100% of target	130% of target

The following table reflects the corporate targets, actual results, and percentage payouts for fiscal year 2024 for the CEO and other executive officers.

Cash Incentive Compensation Plan - Corporate Target Categories	2024 Target	2024 Actual	2024 Payout Percentage
Corporate Revenue	$930.0M	$987.3M	133%
Non-GAAP Operating Income	$262.8M	$267.3M(1)	106%
(1)
The following table represents an unaudited reconciliation of GAAP to non-GAAP operating income (in thousands):

Year Ended December 28, 2024
	Non-GAAP Adjustments
GAAP Operating Income	Merger & Acquisition Related Expenses	Restructuring Expenses	Litigation Expenses	Amortization of Intangibles	Non-GAAP Operating Income
$187,103	$7,652	$23,077	$27	$49,437	$267,296

In 2024, none of the NEOs included a business unit goal component as part of his or her cash incentive compensation plan. Personal goal achievement for the CEO and other NEOs at the time of the incentive award is shown in the table below.

Name	Personal % Score
Michael P. Plisinski	100.0%
Mark R. Slicer	66.7%
Yoon Ah E. Oh	100.0%
Srinivas Vedula	66.7%
Ramil Yaldaei	83.3%

Actual amounts paid to the CEO and the other NEOs under their respective annual cash incentive plans are reported below in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

PROXY STATEMENT	39

Long-Term Equity Incentive Plan

In 2024, the structure of the long-term equity incentives was set by the Compensation Committee through the consideration of a number of factors and recommendations from the CEO (except in connection with his own grants).

The following parameters were included in the design of the long-term equity incentive program in 2024:

Performance-Based Stock Units: 50% of each executive officer’s equity grant was comprised of PSUs. The relative TSR plan design includes the following features:

•
50% of the PSU grant will be assessed at each of two performance periods, at two years and at three years from the grant date (e.g., for awards granted in early 2024, the performance periods would be 2024 through 2026 and 2027).
•
Performance will be assessed using TSR, which measures growth in stock price, plus any dividends paid, during the performance period.
•
TSR performance will be compared to that of other companies in the Philadelphia Semiconductor Index (SOX).
•
The performance and standards to earn the PSU equity awards in 2024 are as follows:

TSR Performance Relative to Peers	PSUs Earned as % of Target
Below 25th Percentile	0%
25th Percentile	50%
55th Percentile	100%
80th Percentile and above	200%
•
The PSU award payout will be calculated on a straight-line basis between the 25th & 55th and the 55th & 80th percentile levels referenced above.
•
A negative TSR cap has been instituted which limits any PSUs earned to target level if the Company’s TSR is negative over the performance period and our TSR ranks above the target performance level.
•
Earned PSUs are not subject to additional service-based vesting conditions.

PROXY STATEMENT	40

Service-Vesting Restricted Stock Units: 50% of each executive officer’s equity grant is comprised of service-based RSUs, which vest in equal annual increments over three years.

The following table summarizes the components of the long-term equity incentive program.

Long-Term Equity Incentive Compensation Program Provisions	2024
Performance-based / Service-based grant breakout	50%-50%
Service-based grant vesting period	33.3% annually over 3 years
Performance-based grant evaluation period	50% of grant at 2 and 3 years
Performance-based grant metric(s)	Relative TSR
Performance-based grant vesting period	100% upon earnings
Performance threshold for earning grant	25th TSR percentile
Percent of performance-based grant earned at threshold	50%
Measure at which 100% of performance-based grant is earned	55th TSR percentile
Maximum performance-based grant upside	200%
Measure at which maximum upside of performance-based grant is earned	80th TSR percentile

In February 2025, the first tranche of the PSUs awarded in 2023 vested. The Company’s TSR performance based on the 20-day average market value prior to the vesting date was determined and ranked against the participating companies in the SOX. The Company’s TSR for this assessment period was 146%, which placed the Company at the 90th TSR percentile in the SOX. Therefore, the PSUs earned as a percent of the target number awarded was 200%.

Also in February 2025, the second tranche of the PSUs awarded in 2022 vested. The Company’s TSR performance based on the 20-day average market value prior to the vesting date was determined and ranked against the participating companies in the SOX. The Company’s TSR for this assessment period was 121%, which placed the Company at the 93rd TSR percentile in the SOX. Therefore, the PSUs earned as a percent of the target number awarded was 200%.

The actual number of PSUs and RSUs granted to the NEOs in 2024 and the related value are reported below in the table titled Grants Of Plan-Based Awards In 2024.

PROXY STATEMENT	41

Personal Benefits And Perquisites

Benefits

All employees of the Company, including its executive officers, are eligible to participate in the following benefit plans and programs:

•
Health and dental insurance;
•
Elective vision care program;
•
Life insurance and accidental death and dismemberment coverage;
•
401(k) plan;
•
Short- and long-term disability insurance with supplemental income continuation;
•
Health care and dependent care flexible spending account programs;
•
Employee assistance program (EAP);
•
Employee stock purchase plan;
•
Employee referral bonus program;
•
IP recognition awards; and
•
Matching of charitable donations through the Company-sponsored charitable foundation.

The Company, in its discretion, may offer to reimburse the expenses that an employee incurs as a result of the Company requiring the individual to relocate their primary residence for employment purposes. The Compensation Committee believes that these benefits are consistent with industry practice and are important in recruiting and retaining qualified employees.

Limited Perquisites

The Company does not offer extensive perquisites to our executive officers. For 2024, the Compensation Committee reviewed the potential perquisites to be offered by the Company to the executive officers and determined that such perquisites would be limited to Company-paid tax preparation services, Company-paid membership in one airline executive club, and a financial and identity theft protection program. Executive officers are also eligible to participate in the Company’s Charitable Match Program, under which the Company will match, dollar for dollar, up to $1,000 in donations to eligible charitable organizations. The Compensation Committee believes that these benefits are reasonable and consistent with the Company’s overall compensation program and enable the Company to attract and retain superior employees for key positions.

Retirement Provision For Equity Awards

All employees, including our NEOs, are also eligible to participate in the Company’s post-retirement equity award vesting program. Under that program:

•
An employee is “retirement eligible” if they achieve a combination of age plus years of service with the Company totaling 70, with a base minimum age of 58 years old and a minimum service requirement of five years.
•
Vice Presidents and above, including the NEOs, also need to provide at least 12 months advance notice of their intended retirement to be eligible for post-retirement vesting.
•
Upon retirement by the employee, any equity awards granted by the Company shall remain outstanding and vest based on:
o
The vesting schedule established for service-based equity awards; or
o
The actual performance results for performance-based equity awards.

PROXY STATEMENT	42

Employee Stock Purchase Plan

The Company (as successor to Nanometrics) has maintained an Employee Stock Purchase Plan since 1986. The Company’s 2020 Employee Stock Purchase Plan was approved by stockholders in 2020 and is currently administered by the Compensation Committee.

Under the terms of our current Employee Stock Purchase Plan, eligible employees may elect to have up to fifteen percent (15%) of eligible compensation deducted from their base salary and applied to the purchase of shares of Common Stock. The price the employee pays for each share of Common Stock is eighty-five percent (85%) of the fair market value of Common Stock at the end of the applicable six-month purchase period. The Employee Stock Purchase Plan qualifies as a non-compensatory plan under Section 423 of the Internal Revenue Code of 1986, as amended (“IRC”).

PROXY STATEMENT	43

CORPORATE AND GOVERNANCE POLICIES

Employment And Change-In-Control Agreements

Each of the NEOs is entitled to payments upon a qualifying termination of employment following a change-in-control event. The Compensation Committee believes that providing severance in a change-in-control situation is beneficial to stockholders so that executive officers may remain objectively neutral when evaluating a transaction that may be beneficial to stockholders yet could negatively impact the continued employment of the executive officer.

The Company is party to an employment agreement with Mr. Plisinski that provides for certain benefits upon termination or a change in control of the Company. We have also entered into an Executive Change in Control Agreement with each of our other current NEOs.

See “Potential Payments Upon Termination Of Employment Or Change In Control” below for a description of these arrangements and potential payments that the NEOs would have been entitled to receive upon applicable hypothetical termination scenarios as of December 28, 2024.

Other Elements Of Post-Termination Compensation

The Company does not have a practice of providing retirement benefits, including any supplemental executive officer retirement plans (SERP), to its executive officers, other than through its 401(k) plan and post-retirement vesting for equity awards granted by the Company, as described above. The Company retains the discretion to utilize the offer of severance and/or change-in-control protection as an incentive in its hiring and retention of executive officers.

Non-Solicitation And Non-Competition Policy

The Company maintains a policy of entering into an agreement with each of its new executive officers, which contains both non-solicitation and non-competition provisions. Each of our NEOs is party to such an agreement. The non-solicitation provisions apply for one year (or two years in the case of Mr. Plisinski) after termination of the individual’s employment while the non-competition provisions are in effect during the individual’s employment and generally for one year thereafter, to the extent permitted by applicable law. In all cases, these covenants have been implemented to protect the confidential information, goodwill and other assets of the Company. For those individuals with employment agreements, should a breach of the non-solicitation or non-competition terms of their agreements occur, this could give rise to the Company declaring a breach under the agreement and terminating all severance payments thereunder.

General Termination Benefits

Upon termination of an executive officer’s employment with the Company, the individual is entitled to receive his or her base salary earned through the termination date. Thereafter, further cash compensation to the executive officer is discontinued, except to the extent that severance or change-in-control payments are required to be made in accordance with individual or Company severance protection arrangements. Pursuant to his employment agreement with the Company, Mr. Plisinski is entitled to elect to continue group health or other group benefits as allowed by COBRA with continued Company co-payments for agreed post-termination periods. The Company retains the right to offer severance and/or payment of COBRA benefits to any individual who is terminated from the Company at its discretion. See “Potential Payments Upon Termination Of Employment Or Change In Control” below for a further description of these arrangements.

PROXY STATEMENT	44

Stock Ownership Policy

The Company has established a stock ownership policy for its non-employee directors and executive officers subject to Section 16 reporting requirements, which is designed to align the interests of Company leadership with the interests of stockholders and give Company leadership a stake in the long-term financial future of the Company.

The stock ownership levels currently in effect under the policy are the following:

Company Role	Common Stock Holding Requirement	Effective Date
Non-Employee Directors	3x value of the annual retainer	Within 5 years of initial election to Board
CEO	3x value of CEO’s base salary	Within 5 years of hire/promotion
Executive Officers Subject to Section 16 Reporting Requirements	1x value of executive officer’s base salary	Within 5 years of hire/promotion

In assessing compliance with the foregoing guidelines, the Company takes into consideration only the ownership of Common Stock in the Company and unexercised stock options that are vested and “in-the-money.” As a result, unearned PSUs, unvested service-based RSUs, and unvested stock options do not qualify as shares for purposes of compliance with the Company’s stock ownership and retention guidelines.

Participants are expected to achieve their ownership guideline target within five years of becoming subject to the policy. Existing participants were subject to this policy as of the date of the policy and any new participants will be subject to the policy on their hire, promotion, election, or appointment date, as applicable.

Compliance with the Company’s stock ownership and retention guidelines is reviewed annually by the Compensation Committee. As of its review in February 2025, the Compensation Committee determined that all executive officers and directors were in material compliance with the ownership requirements. There are no specific penalties for failure to achieve the ownership guideline target. However, the Compensation Committee retains the discretion to impose such other conditions, restrictions, or limitations on any executive officers or directors as such Committee determines to be necessary or appropriate in order to achieve the purposes of the stock ownership policy.

The Compensation Committee regularly reviews the Company’s stock ownership and retention guidelines. In the course of its annual review for 2025, the Committee will evaluate the appropriateness of the foregoing stock ownership levels based in part on the average closing price of a share of the Common Stock during the 30 consecutive trading days ending on and including the last day of the most recently completed fiscal year, as well as other considerations such as market conditions and comparable practices within the industry.

Prohibition On Pledging, Margining or Hedging Of Company Stock

Our insider trading policy prohibits Company directors and employees, including our executive officers, from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan. Company directors and employees are also prohibited from engaging in short sales, derivative transactions, and hedging transactions involving Company securities.

Adjustments Or Recovery Of Prior Compensation

The Company has adopted a policy that requires it to recover from its Covered Executives (which includes our NEOs) certain excess incentive compensation that would not have been earned based on specified accounting restatements (the “Clawback Policy”). The Clawback Policy covers any compensation that is granted, earned, or vested based wholly or in part upon the attainment of certain financial reporting measures and received by a Covered Executive during the last three completed fiscal years immediately preceding the relevant accounting restatement date. The Clawback Policy is consistent with the requirements of the SEC’s final compensation clawback rules under the Dodd-Frank Act and NYSE listing standards.

PROXY STATEMENT	45

Equity Award Grant Timing Policies

We have adopted a Stock-Based Award Grant Date Policy (“Grant Date Policy”) governing the timing of grants of options and other equity awards. We did not award stock options, stock appreciation rights, or similar option-like instruments in the last fiscal year, and have not made any such awards since the Merger Date. The Grant Date Policy provides as follows:

•
For new hire, promotional, and other equity award grants for officers and other employees, grants shall be approved at the regularly scheduled quarterly Compensation Committee meeting following the date of hire or other triggering event for the grant; provided, however, that the Compensation Committee may, consistent with the Compensation Committee charter and the 2020 Stock Plan, delegate to one or more executive officers of the Company the authority to approve equity award grants to any employee of the Company who is not a director or officer. The grant date of all such equity awards shall be whichever of the following dates next succeeds the date that the Compensation Committee, or its designee, approved the grant: March 1st, June 1st, September 1st, and December 1st (or, in each case, if such date is not a business day that the NYSE is open (a “trading day”), then on the next succeeding trading day).
•
For annual equity award grants for officers and other employees, grants shall be approved at the Compensation Committee meeting held during the Company’s first fiscal quarter each year. The grant date of such equity awards shall be on or about March 1st (or if such date is not a trading day, on the next succeeding trading day). The Compensation Committee shall approve annual equity award grants to all other employees at the Compensation Committee meeting held during the Company’s second fiscal quarter each year. The grant date of all such equity awards shall be on or about June 1st (or if such date is not a trading day, on the next succeeding trading day).
•
For initial RSU awards granted to each newly elected non-employee director who is first elected to the Board other than at an Annual Meeting of Stockholders, such grants shall be approved at or about the date of the first quarterly Board or Compensation Committee meeting after such new non-employee director has been elected. If the date of such approval is during an open window under the Company’s insider trading policy, the grant date for such award shall be the date of approval (or if such date is not a trading day, on the next succeeding trading day). If the date of such approval is not during an open trading window under the Company’s insider trading policy, then the grant date for such award shall be the first trading day of the next open trading window.
•
For annual RSU awards granted to each non-employee director elected or re-elected at an Annual Meeting of Stockholders, such grants shall be approved at the Board meeting following the Annual Meeting of Stockholders. The grant date for annual awards to non-employee directors shall be at or about the date of the Annual Meeting of Stockholders (or if such date is not a trading day, on the next succeeding trading day).

The Company will not purposefully accelerate or delay the public release of material information in consideration of a pending equity award in order to allow the grantee to benefit from a more favorable stock price. The Company recognizes, however, that a release of information in close proximity to an equity award could create the appearance of an effort to time the grantee’s equity award to the grantee’s benefit, even if no such benefit was intended. Accordingly, equity awards are granted based on a predetermined schedule whenever possible.

Compensation Program Risk Assessment

In 2024, the Compensation Committee, with advice and input from Compensia, its independent compensation consultant, reviewed our compensation program and whether compensation design features may have the potential to incentivize executive officers to take risks that are reasonably likely to have a material adverse effect on the Company. Among others, the Committee reviewed the following features of our compensation program: compensation philosophy and pay mix; performance measures used in incentive plans; goal setting and payout leverage and caps; calculation and verification of performance outcomes for incentive payments; and mitigating factors built into the program to reduce risk. Based on this review and the input from Compensia, the Compensation Committee concluded that the Company’s

PROXY STATEMENT	46

compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company.

IRS Limits On Deductibility Of Compensation

Section 162(m) of the IRC limits our ability to deduct for tax purposes compensation in excess of $1,000,000 that is paid to our principal executive officer, our principal financial officer, or any one of our next three highest paid executive officers. Although the Compensation Committee considers deductibility issues when approving executive officer compensation elements, the Compensation Committee believes that the other compensation objectives, such as attracting, retaining and providing appropriate incentives to executive officers, are important and can supersede the goal of maintaining deductibility. Consequently, the Compensation Committee generally makes compensation decisions without regard to deductibility, as the Compensation Committee believes it has appropriately structured its compensation programs to provide incentives to our executive officers to increase Company return and stockholder value.

CONCLUSION

In reviewing its compensation programs, the Company has concluded that each element of compensation as well as the total compensation opportunities for its executive officers, including the NEOs, are reasonable, appropriate and in the interests of the Company and its stockholders. The Company believes that this compensation program appropriately satisfies the Company’s goals of establishing a compensation package that attracts and retains a strong, motivated leadership team, aligns the financial incentives of the executive officers with the interests of the stockholders, and rewards the achievement of specific annual, long-term, and strategic goals of the Company. The Company believes that the compensation program, which has been established and is reflected herein has enabled it to recruit and secure a talented and motivated leadership team by which the Company drives toward the ultimate objective of improving stockholder value.

PROXY STATEMENT	47

COMPENSATION COMMITTEE REPORT ON

EXECUTIVE OFFICER COMPENSATION

We, the Compensation Committee of the Board, have reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) within the Executive Officer Compensation section of this proxy statement with the management of the Company. Based on such review and discussions, we have recommended to the Board that the CD&A be included as part of this proxy statement.

THE COMPENSATION COMMITTEE May Su (Chairperson) Stephen D. Kelley David B. Miller Christine A. Tsingos

PROXY STATEMENT	48

Summary Compensation Table

The following table summarizes the compensation earned by our NEOs in the fiscal years noted.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Michael P. Plisinski	2024	$729,615	—	$5,303,695	$920,073	$8,383	$6,961,766
Chief Executive Officer	2023	$692,718	—	$4,327,136	$624,741	$1,433	$5,646,028
	2022	$634,751	—	$3,977,905	$697,044	$3,601	$5,313,301
Mark R. Slicer (4)	2024	$463,500	—	$922,402	$336,779	$7,530	$1,730,211
Chief Financial Officer	2023	$461,942	—	$834,971	$237,287	$10,590	$1,544,790
	2022	$275,192	$150,000	$1,000,038	$240,334	$5,652	$1,671,216
Yoon Ah E. Oh	2024	$406,587	—	$835,998	$281,996	$10,829	$1,535,410
Senior Vice President, General Counsel, and Corporate Secretary	2023	$370,067	—	$1,073,669	$191,900	$10,590	$1,646,226
	2022	$359,288	—	$568,303	$206,287	$9,490	$1,143,368
Srinivas Vedula (5)	2024	$319,141	—	$518,907	$249,570	$5,930	$1,093,548
Senior Vice President, Customer Success	2023	$310,195	—	$500,972	$163,696	$9,996	$984,859
Ramil Yaldaei (5)	2024	$362,977	—	$749,649	$289,153	$11,105	$1,412,884
Chief Operating Officer	2023	$310,961	—	$475,049	$159,982	$10,019	$956,011

(1)
Amounts reflect the grant date fair value for each share-based compensation award granted to the NEOs during the covered year, calculated in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of awards are set forth in Note 2 to our consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC on February 25, 2025. For 2024, the amount reported for each NEO includes the grant date fair value attributable to the 2024 awards of (i) time-based RSUs and (ii) PSUs, assuming that the performance conditions were satisfied at target at the time of grant. The grant date fair value attributable to the 2024 PSU awards, assuming maximum performance achievement, is as follows: Mr. Plisinski, $6,007,184; Mr. Slicer, $1,044,786; Ms. Oh, $946,702; Dr. Vedula, $587,539 and Mr. Yaldaei, $849,115. The actual amounts earned will be determined following the end of the two-year performance period (March 1, 2024 – March 1, 2026) and the three-year performance period (March 1, 2024 – March 1, 2027). Mr. Yaldaei's stock awards in 2023 were entirely in the form of time-based RSUs.
(2)
The amounts for a given year represent the amount earned in respect of that year under the Company’s annual cash performance incentive plan, as applicable, notwithstanding the year in which it was paid. See “Compensation Discussion and Analysis – Annual Cash Incentive Compensation” for further information.
(3)
Refer to the All Other Compensation table for more detailed information about the 2024 compensation reported in this column.
(4)
Mr. Slicer joined the Company as Chief Financial Officer effective May 17, 2022.
(5)
Although employed by Onto Innovation prior to 2023, Dr. Vedula and Mr. Yaldaei were not NEOs prior to 2023.

PROXY STATEMENT	49

All Other Compensation

Name	Year	Matching Contribution Towards 401(k) ($)	Insurance ($)(1)	Perquisites and Other Personal Benefits ($)(2)	Severance Compensation ($)	Total ($)
Michael P. Plisinski	2024	$7,633	$750	—	—	$8,383
Mark R. Slicer	2024	$6,780	$750	—	—	$7,530
Yoon Ah E. Oh	2024	$10,079	$750	—	—	$10,829
Srinivas Vedula	2024	$5,180	$750	—	—	$5,930
Ramil Yaldaei	2024	$10,355	$750	—	—	$11,105

(1)
Insurance is the premium associated with coverage under the group term life insurance and accidental death and dismemberment insurance plans. Coverage is equal to the lesser of two (2) times salary or $500,000.
(2)
The value of aggregate perquisites and personal benefits for each NEO is less than $10,000, and therefore, perquisites for these individuals are not required to be disclosed in accordance with SEC rules.

Grants Of Plan-Based Awards In 2024

The following table sets forth information with respect to non-equity and equity incentive plan awards that were granted during 2024 to the NEOs. No stock option awards were granted to any NEO in 2024.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Michael P. Plisinski	3/1/2024	$141,487	$808,500	$1,374,450
	3/1/2024				5,971	11,942	23,884		$3,003,592
	3/1/2024							11,943	$2,300,102
Mark R. Slicer	3/1/2024	$56,779	$324,450	$551,565
	3/1/2024				1,039	2,077	4,154		$522,393
	3/1/2024							2,077	$400,009
Yoon Ah E. Oh	3/1/2024	$43,365	$247,800	$421,260
	3/1/2024				941	1,882	3,764		$476,351
	3/1/2024							1,883	$362,647
Srinivas Vedula	3/1/2024	$39,271	$224,404	$381,487
	3/1/2024				584	1,168	2,336		$293,770
	3/1/2024							1,169	$225,138
Ramil Yaldaei	3/1/2024	$42,281	$241,605	$410,728
	3/1/2024				844	1,688	3,376		$424,557
	3/1/2024							1,688	$325,092

(1)
The amounts reported in these columns represent the annual cash incentive opportunities under the Company’s cash incentive compensation plan for each of our NEOs for the 2024 performance period. The metrics against which performance was measured under this plan, as well as other details regarding the plan, are discussed

PROXY STATEMENT	50

above in the Compensation Discussion and Analysis under “Annual Cash Incentive Compensation.” The amounts actually earned by our NEOs under the plan are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
(2)
The amounts reported in these columns represent the award opportunities under the Company’s PSU program. The metrics against which performance will be measured under this program, as well as other details regarding the plan, are discussed above in the Compensation Discussion and Analysis under the heading “Long-Term Equity Incentive Plan.” The performance periods for these awards are two years and three years with the final determinations of the award ultimately earned being made in 2026 and 2027.
(3)
The amounts reported in this column represent the awards of RSUs which are subject to service-based vesting conditions, as discussed above in the Compensation Discussion and Analysis under the heading “Long-Term Equity Incentive Plan.” These RSUs vest in 33.3% increments on each of the first three anniversaries of the grant date.

Outstanding Equity Awards At 2024 Fiscal Year-End

The following table sets forth information with respect to outstanding equity awards held by the NEOs as of December 28, 2024. No stock option awards were outstanding as of December 28, 2024.

	Stock Awards
Name	Grant Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Michael P. Plisinski	2/10/2022	6,349	$1,083,520	9,524	$1,625,366
	2/14/2023	15,766	$2,690,626	23,649	$4,035,938
	3/4/2024	11,943	$2,038,192	11,942	$2,038,022
Mark R. Slicer	5/17/2022	4,273	$729,230
	2/14/2023	3,042	$519,148	4,563	$778,722
	3/1/2024	2,077	$354,461	2,077	$354,461
Yoon Ah E. Oh	2/10/2022	907	$154,789	1,360	$232,098
	2/14/2023	2,636	$449,860	3,955	$674,960
	5/15/2023	2,497	$426,138
	3/1/2024	1,883	$321,353	1,882	$321,182
Srinivas Vedula	2/10/2022	544	$92,839	816	$139,259
	2/14/2023	1,825	$311,455	2,738	$467,267
	3/1/2024	1,169	$199,502	1,168	$199,331
Ramil Yaldaei	10/3/2022	1,218	$207,864
	5/15/2023	3,389	$578,367
	3/1/2024	1,688	$288,074	1,688	$288,074

(1)
For a better understanding of this table, we have included an additional column showing the grant date of each stock award.
(2)
Amount includes service-based RSU awards vesting 1/3rd per year on the anniversary of the grant date.
(3)
Based on the Common Stock closing price of $170.66 per share on December 28, 2024.
(4)
PSU awards are reported in this table at number of target shares. The actual number of shares earned will be determined based on performance achievement measured over two (2)- and three (3)-year performance periods, and any earned shares will vest on the second and third anniversaries, respectively, of the grant date.

PROXY STATEMENT	51

Stock Vested In 2024

The following table sets forth information with respect to the value realized by the NEOs upon vesting of PSUs and RSUs during 2024, and such values reflect the total pre-tax value realized by each NEO. There were no stock option exercises by any of the NEOs during 2024.

	Stock Awards
Name	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)(1)
Michael P. Plisinski	66,396	$11,392,350
Mark R. Slicer	5,796	$1,218,667
Yoon Ah E. Oh	8,878	$1,721,322
Srinivas Vedula	4,240	$778,433
Ramil Yaldaei	2,913	$647,581
(1)
The aggregate dollar amount realized is based on the fair market value of the shares upon vesting.

Pay Versus Performance

We are required by SEC rules to disclose the following information regarding compensation paid to our NEOs. The amounts set forth below under the headings “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid to NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. The tables in footnote (2) below set forth the adjustments from the Total Compensation for each NEO reported in the Summary Compensation Table above.

The following table sets forth additional compensation information of our Chief Executive Officer (CEO) and our non-CEO NEOs along with total shareholder return, net income and total revenue performance results for fiscal years presented:

					Value of Initial Fixed $100 Investment Based On:
Year (1)	Summary Compensation Table Total For CEO	Compensation Actually Paid to CEO (5)	Average Summary Compensation Table Total For NEOs	Average Compensation Actually Paid to NEOs (5)(2)	Total Shareholder Return (3)	Peer Group Total Shareholder Return (3)	Net Income (in thousands) (4)	Total Revenue (in thousands)(4)
2024	$6,961,766	$10,138,733	$1,443,013	$1,896,075	$355.84	$187.31	$201,670	$987,321
2023	$5,646,028	$21,220,183	$1,282,971	$2,783,035	$318.23	$138.72	$121,159	$815,868
2022	$5,313,301	$2,086,925	$1,129,974	$711,974	$86.27	$42.94	$223,334	$1,005,183
2021	$5,134,310	$13,985,674	$1,069,940	$2,149,621	$176.97	$119.51	$142,349	$788,899
2020	$3,763,688	$4,453,187	$934,489	$1,463,581	$30.11	$53.66	$31,025	$556,496

(1) The CEO and NEOs included in the above compensation columns reflect the following:

Year	CEO	NEOs
2024 & 2023	Michael P. Plisinski	Mark R. Slicer, Yoon Ah E. Oh, Srinivas Vedula, Ramil Yaldaei
2022	Michael P. Plisinski	Mark R. Slicer, James (Cody) Harlow, Robert Fiordalice, Yoon Ah E. Oh, Steven R. Roth
2021	Michael P. Plisinski	Steven R. Roth, Rollin Kocher, Kevin Heidrich, Robert A. Koch, Yoon Ah E. Oh
2020	Michael P. Plisinski	Steven R. Roth, Rollin Kocher, Kevin Heidrich, Robert A. Koch

PROXY STATEMENT	52

(2) In 2023, tranches of the TSR-based PSU awards from 2021 and 2020 vested. None of the NEOs, except for the CEO, was in his or her current role in 2020 or 2021 at the time the PSU awards were granted. Therefore no NEO, except for the CEO, received Common Stock from the vesting of PSU awards in 2023.

(3) Company and Peer Group TSR reflects the Company’s peer group (PHLX Semiconductor Index) as reflected in our Annual Report on Form 10-K pursuant to Item 201(e) of Regulation S-K for the fiscal year ended December 28, 2024. Each year reflects what the cumulative value of $100 would be, including the reinvestment of dividends, if such amount were invested on December 31, 2019.

(4) The dollar amounts reported represent the amount of net income and total revenue reflected in our audited financial statements for each covered fiscal year.

(5) Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (1) for RSU awards, closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price, (2) for TSR-based PSU awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s) or, in the case of vesting date, the actual vesting price and probability of achievement. For the portion of “Compensation Actually Paid” that is based on year-end stock prices, the following prices were used: for 2024: $170.66 (11.6% increase from the prior year) for 2023: $152.90 (124.6% increase from prior year) for 2022: $68.09 (32.7% reduction from prior year), for 2021: $101.23 (110.8% increase from prior year), and for 2020: $48.02 (1.0% increase from prior year).

“Compensation Actually Paid” to the CEO reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

CEO	2024	2023	2022	2021	2020
Total Reported in Summary Compensation Table (SCT)	$6,961,766	$5,646,028	$5,313,301	$5,134,310	$3,763,688
Less, Value of Stock & Option Awards Reported in SCT	($5,303,695)	($4,327,136)	($3,977,905)	($3,487,747)	($2,672,777)
Less, Change in Pension Value and Non-Qualified Deferred Compensation Earnings in SCT	—	—	—	—	—
Plus, Pension Service Cost and impact of Pension Plan Amendments	—	—	—	—	—
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$4,637,070	$10,231,429	$2,764,863	$6,761,134	$2,941,125
Plus, Change in Fair Value of Prior Year awards that are Outstanding and Unvested	$2,143,426	$8,298,325	($2,584,704)	$5,241,435	$318,972
Plus, FMV of Awards Granted this Year and that Vested this Year	—	—	—	—	—
Plus, Change in Fair Value (from Prior Year-End) of Prior Year awards that Vested this year	$1,700,166	$1,371,538	$571,370	$336,542	$102,179
Less, Prior Year Fair Value of Prior Year awards that failed to vest this year	—	—	—	—	—
Total Adjustments	$3,176,967	$15,574,155	($3,226,376)	$8,851,364	$689,499
"Compensation Actually Paid"	$10,138,733	$21,220,183	$2,086,925	$13,985,674	$4,453,187

PROXY STATEMENT	53

The average “Compensation Actually Paid” to the NEOs reflects the following adjustments from Total Compensation reported in the Summary Compensation Table:

NEO Average	2024	2023	2022	2021	2020
Total Reported in Summary Compensation Table (SCT)	$1,443,013	$1,282,971	$1,129,974	$1,069,940	$934,489
Less, Value of Stock & Option Awards Reported in SCT	($756,739)	($721,165)	($577,372)	($533,902)	($435,715)
Less, Change in Pension Value and Non-Qualified Deferred Compensation Earnings in SCT	—	—	—	—	—
Plus, Pension Service Cost and impact of Pension Plan Amendments	—	—	—	—	—
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$661,625	$1,508,382	$436,885	$879,706	$479,458
Plus, Change in Fair Value of Prior Year awards that are Outstanding and Unvested	$274,604	$613,125	($143,057)	$665,069	$487,384
Plus, FMV of Awards Granted this Year and that Vested this Year	—	—	—	—	—
Plus, Change in Fair Value (from Prior Year-End) of Prior Year awards that Vested this year	$273,572	$99,722	($134,457)	$68,807	($2,036)
Less, Prior Year Fair Value of Prior Year awards that failed to vest this year	—	—	—	—	—
Total Adjustments	$453,062	$1,500,064	($418,000)	$1,079,680	$529,092
"Compensation Actually Paid"	$1,896,075	$2,783,035	$711,974	$2,149,621	$1,463,581

PROXY STATEMENT	54

Pay versus Performance Descriptive Disclosure

Compensation Actually Paid and Company TSR and Peer Group TSR

Our TSR lagged the TSR for our peer group in 2020 but increased significantly in 2021 both in terms of real dollars and in relation to our peer group TSR, which our TSR exceeded by approximately 40%. In 2022, the dollar value of our TSR dropped but was nonetheless over 100% greater than our peer group TSR. From 2022 to 2023 our TSR increased by over 250% and was more than twice that of our peer group TSR. From 2023 to 2024, our TSR increased less than our peer group TSR but our TSR nonetheless remained almost double that of our peer group. There is a positive relationship between TSR and “Compensation Actually Paid” to our CEO and the other NEOs between 2020 and 2021, when both metrics increased, between 2021 and 2022, when both metrics dropped, despite our TSR equaling approximately twice our peer group TSR, and between 2022 and 2023, when both metrics increased. There is an inverse relationship between TSR and “Compensation Actually Paid” to our CEO and the other NEOs between 2023 and 2024 when TSR increased but “Compensation Actually Paid” decreased. The following chart illustrates the relationship between our Compensation Actually Paid and TSR:

PROXY STATEMENT	55

Compensation Actually Paid and Net Income

There is a positive relationship between Net Income and “Compensation Actually Paid” to our CEO and the other NEOs between 2020 and 2021, when both metrics increased. There is an inverse relationship between Net Income and “Compensation Actually Paid” to our CEO and the other NEOs between 2021 and 2022 when Net Income increased, but “Compensation Actually Paid” decreased. There is an inverse relationship between Net Income and “Compensation Actually Paid” to our CEO and other NEOs between 2022 and 2023 when Net Income decreased but “Compensation Actually Paid” increased. And there is, again, an inverse relationship between Net Income and “Compensation Actually Paid” to our CEO and other NEOs between 2023 and 2024 when Net Income increased but “Compensation Actually Paid” decreased. The following chart illustrates the relationship between our Compensation Actually Paid and Net Income:

PROXY STATEMENT	56

Compensation Actually Paid and Total Revenue

We chose Total Revenue as our Company Selected Measure for evaluating Pay versus Performance because it is a key metric, along with non-GAAP operating income, in determining the annual cash incentive compensation paid to the CEO and other NEOs. From 2020 to 2021 there is a positive relationship between Total Revenue and “Compensation Actually Paid,” when both metrics increased, an inverse relationship between 2021 and 2022 when Total Revenue increased, but “Compensation Actually Paid” to our CEO and the other NEOs decreased, and an inverse relationship between 2022 and 2023 when Total Revenue decreased, but “Compensation Actually Paid” to our CEO and the other NEOs increased. Much of the increase in CEO and NEO “Compensation Actually Paid” from 2022 to 2023 is attributable to the significant increase in the Company’s stock price during 2023. There is also an inverse relationship between Total Revenue and “Compensation Actually Paid” to our CEO and the other NEOs between 2023 and 2024 when Total Revenue increased but “Compensation Actually Paid” decreased. The following chart illustrates the relationship between our Compensation Actually Paid and Total Revenue:

PROXY STATEMENT	57

Pay versus Performance Tabular List

The table below lists our most important performance measures used to link “Compensation Actually Paid” for our NEOs to Company performance, over the fiscal year ending December 28, 2024. Both Total Revenue and non-GAAP operating income factor into the annual cash incentive compensation paid to NEOs and Company TSR over two- and three-year measurement periods determine the ultimate value of PSUs awarded to NEOs. For a further discussion of how each of these financial measures relates to NEO compensation and for a reconciliation of the non-GAAP measure as compared to the GAAP measure reflected in our audited financial statements, see our “Compensation Discussion and Analysis” beginning on page 27 of this proxy statement. The performance measures included in this table are not ranked by relative importance.

Most Important Financial Measures
Total Revenue
Non-GAAP Operating Income (1)
Total Shareholder Return
(1)
Refer to footnote (1) on page 39 of this proxy statement for a reconciliation of non-GAAP operating income to the most comparable GAAP measure.

Pension And Nonqualified Deferred Compensation

The Company does not have a defined benefit pension program, nor does it offer non-qualified deferred compensation.

Potential Payments Upon Termination Of Employment Or Change In Control

This section (including the following tables) summarizes each NEO’s estimated payments and other benefits that would be received by the NEO or the NEO’s estate if his or her employment had terminated on December 28, 2024, under the hypothetical circumstances set forth below.

Certain of our NEOs are entitled to certain termination payments upon his or her death or Disability, his or her involuntary termination without Cause, or his or her voluntary termination with Good Reason as described below. Although the definitions of each of these terms is specific to the NEO’s employment agreement or change-in-control agreement with the Company, the terms generally have the following meanings:

•
“Disability” generally means that the executive officer, due to physical or mental impairment, is unable to perform his or her duties to the Company for a specified period of time.
•
“Cause” generally means that the executive officer engaged in a crime, willful gross misconduct or other serious act involving moral turpitude; materially breached an agreement between him or her and the Company; or otherwise materially breached his or her obligations to the Company.
•
A voluntary termination for “Good Reason” generally means, depending on the particular executive officer’s agreement, that the executive officer’s duties, responsibilities or status with the Company or its successor are materially reduced; his or her primary place of work is moved to a location outside a predetermined radius; in particular cases, certain reductions in compensation; or the Company materially breaches the terms of his or her agreement with the Company or any successor fails to assume the executive officer’s change-in-control agreement.

In addition to the payments and other benefits described below, under our 2020 Stock Plan, in the event of a change in control, unless the Board or Compensation Committee determine that some other treatment is warranted in their discretion, if the acquirer elects not to assume or substitute an equity award, then upon the effective date of the change in control all RSUs and PSUs held by any employees of the Company (including NEOs) become fully vested and the performance goals or other vesting conditions for PSUs shall be deemed achieved at 100% of the target levels.

PROXY STATEMENT	58

NEO Employment and Change in Control Agreements

Mr. Plisinski

Mr. Plisinski’s employment agreement provides for the following:

•
In the event of any termination of Mr. Plisinski’s employment, he is entitled to payment of all base salary due and owing through the termination date and an amount equal to all earned but unused vacation through the termination date.
•
In the event Mr. Plisinski’s employment is terminated due to his death, his estate would be entitled to:
o
Payment of his then-current base salary as if his employment had continued for three months following his death;
o
Continued co-payment for a period of six months following his death of amounts due under COBRA for continuation of the Company’s group health and other group benefits for his covered dependents, if the covered dependents so elect;
o
Payment of his annual incentive cash bonus based on actual performance achievement, prorated for the time employed preceding his death, to be paid out with the Company’s annual incentive plan payouts; and
o
Immediate vesting of stock options and SARs, and immediate vesting of RSU awards granted after his appointment as CEO which by their terms would vest within 12 months after death and, if a performance award, based on actual performance achievement for such performance period completed within 12 months after death.
•
In the event Mr. Plisinski’s employment is terminated due to his Disability, he would be entitled to:
o
Payment of his then-current base salary through the end of the month of such termination;
o
Continued co-payment for a maximum period of six months following his Disability of amounts due under COBRA for continuation of the Company’s group health and other group benefits, if he or his covered dependents, as appropriate, so elects;
o
Payment of his annual incentive cash bonus based on actual performance achievement, prorated for the time employed preceding his termination, to be paid out with the Company’s annual incentive plan payouts; and
o
Immediate vesting of stock options and SARs, and immediate vesting of RSU awards granted after his appointment as CEO which by their terms would vest within 12 months after termination for disability and, if a performance award, based on actual performance achievement for such performance period completed within 12 months after termination.
•
In the event Mr. Plisinski’s employment is terminated by the Company without Cause or Mr. Plisinski terminates his employment for Good Reason, he would be entitled to:
o
Payment of two times his then-current base salary, paid over 24 months (i.e., salary continuation for two years);
o
Continued co-payment for a period of up to 18 months of amounts due under COBRA for continuation of the Company’s group health and other group benefits, if he so elects; and
o
Vesting of any equity incentive awards outstanding as of the termination date as follows:
▪
For awards granted after the effective date of Mr. Plisinski’s current employment agreement:
•
Stock options and SARs which would have vested within 12 months following the date of termination, become immediately and fully vested and exercisable upon termination and remain exercisable until the first to occur of the second (2nd) anniversary of the termination date or the original expiration date of such option or stock appreciation right;
▪
For awards granted before the effective date of Mr. Plisinski’s current employment agreement:

PROXY STATEMENT	59

•
Vesting of unvested awards which were earned based on a completed performance period under a performance-based award granted on or after the employment agreement effective date and which as of the termination date are then subject to time-based vesting only, or shares under such an equity incentive award granted on or after the employment agreement effective date which will be earned under a performance-based award based on actual achievement under a performance period which has been completed on or prior to the termination date but as to which performance period the actual number of shares earned against the award performance goals has not yet been determined by the Company; and
•
Vesting of unvested awards that would have become vested based solely on the passage of time within the 12-month period immediately following the termination date had Mr. Plisinski continued in employment with the Company.
▪
To the extent not vested, all other equity incentive awards outstanding at the time of termination will expire as of the termination date.
•
If, within 18 months following the occurrence of a Change in Control, Mr. Plisinski’s employment is terminated for any reason other than for Cause or Mr. Plisinski terminates his employment for Good Reason, he would be entitled to:
o
Payment of two times the sum of his then-current base salary and target annual cash bonus, paid over 24 months;
o
A pro rata incentive compensation payment for the calendar year in which the termination occurred based on the actual results for the calendar year;
o
Continued co-payment for a period of up to 18 months of amounts due under COBRA for continuation of the Company’s group health and other group benefits, if he so elects; and
o
Immediate vesting of all unvested stock options, SARs and all unvested and outstanding performance-based (at target) and service-based RSUs and other equity awards.
•
To the extent that Change in Control termination payments made to Mr. Plisinski under his agreement are subject to the excise tax imposed by Section 4999 of the IRC, Mr. Plisinski would either have to pay the excise tax or have his benefits reduced so that no portion of his termination payments were subject to the excise tax.
•
In order to receive these termination or Change in Control termination payments, Mr. Plisinski would be required to sign a general release of all known and unknown claims that he may have against the Company.
•
As part of his employment agreement, Mr. Plisinski is subject to non-solicitation and non-competition restrictions that limit his ability to compete with the Company during the term of the agreement and survive his resignation or termination for any reason for periods of two years and one year, respectively.
•
For Mr. Plisinski, a “Change in Control” would generally be considered to have occurred if:
o
Any person or entity, or multiple persons or entities acting as a group, becomes the beneficial owner of more than 50% of our outstanding voting shares;
o
Continuing Directors no longer constitute a majority of the Board, where “Continuing Director” means a Board member who was a Board member when the Executive Change in Control Agreement was executed or who was nominated, elected or approved by at least a majority of Board members who were, at that time, Continuing Directors, but excluding any individual whose initial assumption to office occurred as a result of any actual or threatened election contest or proxy solicitation, unless such person’s treatment as a Continuing Director is subsequently approved by a majority of Continuing Directors; or
o
There is consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a “Business Combination”), unless, immediately following such Business Combination, each of the following three conditions is satisfied: (A) all or substantially all of the individuals and entities who were the beneficial owners of the then-outstanding shares of Common Stock entitled to vote immediately prior to such Business Combination still beneficially own more than

PROXY STATEMENT	60

75% of the outstanding securities of the surviving entity in substantially the same proportions as their ownership immediately prior to such Business Combination; (B) the individuals who were members of the Board of Directors of the Company immediately prior to the execution of the agreement providing for such Business Combination constitute at least 50% of the members of the board of directors or other governing body of the acquiring entity; and (C) no person beneficially owns, directly or indirectly, securities that represent immediately after such merger or consolidation more than 50% of the combined voting power of the then outstanding voting securities of either the Company or the other surviving entity or its ultimate parent, or of the combined voting power of the then-outstanding securities of such entity entitled to vote generally in the election of directors or other governing body (except to the extent that such ownership existed prior to the Business Combination).

The following table reflects the potential payments to Mr. Plisinski in the event of his termination or his termination following a Change in Control as of December 28, 2024:

	Cash Severance
Termination Circumstances as of 12/28/2024	Base Salary	Management Incentive Bonus	Value of Accelerated Unvested Equity (1)	Benefits Continuation
By the Company without Cause	$1,470,000	—	$6,751,651	$53,093
	(2x salary)
Executive officer resignation for Good Reason	$1,470,000	—	$6,751,651	$53,093
	(2x salary)
Death	$183,750	$920,073	$13,511,664	$17,698
	(3 mos. salary)	(1x bonus)
Disability	—	$920,073	$6,751,651	$17,698
		(1x bonus)
Within 18 months following Change in Control:
By the Company without Cause	$1,470,000	$1,617,000	$13,511,664	$53,093
	(2x salary)	(2x bonus)
By the executive officer with Good Reason	$1,470,000	$1,617,000	$13,511,664	$53,093
	(2x salary)	(2x bonus)
(1)
For RSUs and PSUs the value represents the closing price of our Common Stock on the last trading day of the fiscal year multiplied by the number of accelerated units. For PSUs, the number of accelerated units assumes vesting at the target level.

PROXY STATEMENT	61

Ms. Oh, Dr. Vedula and Messrs. Slicer and Yaldaei

The Executive Change in Control Agreements for Ms. Oh, Dr. Vedula and Messrs. Slicer and Yaldaei provide for the following:

•
Upon cessation of the executive’s employment at the Company for any reason under the Executive Change in Control Agreement, the executive (or his or her estate) shall be entitled to payment of:
o
All base salary earned through the executive's termination date but not yet paid;
o
Any unreimbursed business expenses that are eligible for reimbursement under the Company’s policies;
o
Any accrued but unused vacation pay or paid time off;
o
Any amount arising from the executive’s participation in, or benefits, under any employee benefits plans, programs or arrangements; and
o
Any amounts earned but not yet paid under any applicable bonus or incentive plan.
•
The executive (or his or her estate) shall also be entitled to any applicable indemnification rights.
•
If, within one year following the occurrence of a Change in Control, or within 60 days prior to the occurrence of a Change in Control, the executive’s employment is terminated for any reason other than for Cause or the executive resigns for Good Reason, the executive shall be entitled to the following benefits in exchange for an unrevoked general release:
o
Payment of his or her then-current base salary for a period of 12 months;
o
Accelerated vesting of all unvested stock options, outstanding RSUs and other performance awards;
o
Any performance award that was assumed, substituted or continued with the Change in Control that had not already satisfied its performance conditions shall be treated as of the termination date as vested at the target level and fully vested as to any service conditions;
o
Payment of 100% of the executive’s target annual bonus for the fiscal year in which the termination date occurs; and
o
The executive may elect to maintain the executive’s and his or her dependent’s health care benefit coverage to the same extent provided for by and with the same Company/Executive officer payment contribution percentages under the Company’s group plans at the time of termination. Such coverage shall extend for a term of one year from the termination date unless he or she becomes covered as an insured under another employer’s or spousal health care plan.
•
Under the Executive Change in Control Agreements, a “Change in Control” would generally be considered to have occurred if:
o
Any person or entity, or multiple persons or entities acting as a group, becomes the beneficial owner of more than 50% of our outstanding voting shares;
o
Continuing Directors no longer constitute a majority of the Board, where “Continuing Director” means a Board member who was a Board member when the Executive Change in Control Agreement was executed or who was nominated, elected or approved by at least a majority of Board members who were, at that time, Continuing Directors, but excluding any individual whose initial assumption to office occurred as a result of any actual or threatened election contest or proxy solicitation, unless such person’s treatment as a Continuing Director is subsequently approved by a majority of Continuing Directors; or
o
There is consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a “Business Combination”), unless, immediately following such Business Combination, each of the following three conditions is satisfied: (A) all or substantially all of the individuals and entities who were the beneficial owners of the then-outstanding shares of Common Stock entitled to vote immediately prior to such Business Combination still beneficially own more than 50% of the outstanding securities of the surviving entity in substantially the same proportions as their ownership immediately prior to such Business Combination; (B) the individuals who were members of the

PROXY STATEMENT	62

Board of Directors immediately prior to the execution of the agreement providing for such Business Combination constitute at least 50% of the members of the board of directors or other governing body of the acquiring entity; and (C) no person beneficially owns, directly or indirectly, securities that represent immediately after such merger or consolidation more than 50% of the combined voting power of the then outstanding voting securities of either the Company or the other surviving entity or its ultimate parent, or of the combined voting power of the then-outstanding securities of such entity entitled to vote generally in the election of directors or other governing body (except to the extent that such ownership existed prior to the Business Combination).

The following table reflects the potential payments to Ms. Oh, Dr. Vedula and Messrs. Slicer and Yaldaei, in the event any of them are terminated without cause or resign for good reason within twelve months following a change in control as of December 28, 2024:

Name	Cash Severance (Base Salary)	Management Incentive Bonus	Value of Accelerated Unvested Equity (1)	Benefits Continuation
Mark R. Slicer	$463,500	$324,450	$2,736,021	$35,395
Yoon Ah E. Oh	$413,000	$247,800	$2,580,379	$10,368
Srinivas Vedula	$320,578	$224,404	$1,409,652	—
Ramil Yaldaei	$371,700	$241,605	$1,362,379	$35,395
(1)
For RSUs and PSUs, the value represents the closing price of our Common Stock on the last trading day of the fiscal year multiplied by the number of accelerated units. For PSUs, the number of accelerated units assumes vesting at the target level.

Each of Messrs. Slicer and Yaldaei, Ms. Oh and Dr. Vedula also entered into a separate agreement upon employment with the Company that subjects him or her to non-competition and non-solicitation restrictions, which limit his or her ability to compete with the Company during his or her employment and for a period of one year following his or her resignation or termination for any reason.

Retention Bonus Agreements

No NEO has entered into a Retention Bonus Agreement with the Company.

PROXY STATEMENT	63

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we have elected to identify our median employee every three years unless a significant change in employee population or employee compensation arrangements has occurred. Because there has been no change in our employee population or employee compensation arrangements in 2024 that we reasonably believe would result in a significant change to our pay ratio disclosure for 2024, we are using the same median employee identified in 2022 to calculate our 2024 CEO pay ratio. For information regarding the process utilized to identify our median employee, please refer to our proxy statement for the 2022 Annual Meeting of Stockholders. Accordingly, we are providing the following information about the relationship of our CEO’s compensation to the compensation of all our employees:

•
The annual total compensation of the median employee, as determined in 2024, was $103,605;
•
The annual total compensation of our CEO, Michael P. Plisinski, as reported in the Summary Compensation Table included in this proxy statement, was $6,961,766; and
•
The ratio of the annual total compensation of our CEO to the median employee’s annual total compensation was 67 to 1.

This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K, based on our payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

PROXY STATEMENT	64

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Although ratification by stockholders is not required by law, the Board is submitting the Audit Committee’s selection of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for fiscal year 2025 for ratification as a matter of good corporate governance and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its selection. Even if the selection is ratified, the Audit Committee may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. EY has indicated that representatives of EY, the independent registered public accounting firm presented herein, will be in attendance at the Annual Meeting. Such representatives will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Independent Registered Public Accounting Firm Selection Process

EY served as the independent registered public accounting firm for Rudolph (the accounting acquirer in the merger with Nanometrics) from 2008 through the Merger Date and has been the Company’s independent registered public accounting firm since the Merger Date, serving in this role during fiscal year 2024. During this time, the firm has demonstrated:

•
A high degree of independence and professionalism in their audit engagement with the Company;
•
A solid record of partner and professional staff continuity;
•
A knowledge of current and emerging accounting and auditing issues affecting the Company;
•
A deep and ongoing understanding of the Company’s business model and industry; and
•
A readiness to assist the Company and its audit committee in keeping up to date with the latest accounting and auditing pronouncements and their application to the Company’s business.

In making its selection of an independent registered public accounting firm, the Audit Committee assesses, among other factors:

•
The performance of the independent registered public accounting firm in the prior year;
•
The anticipated needs of the Company and ability of the accounting firm to address them in the coming year;
•
The proposed fees for the coming year; and
•
The potential impact of changing auditors for the coming year.

Ultimately, the selection of the independent registered public accounting firm is made with the best interest of the Company and its stockholders in mind.

Factors Used To Assess Independent Registered Public Accounting Firm Quality

Members of the Audit Committee have experience in dealing with audits of other public companies as well as experience with other accounting firms. After the Merger Date, the Audit Committee’s basis for the selection of EY as the Company’s independent registered public accounting firm included, among other considerations, familiarity with Rudolph’s accounting practices as the accounting acquirer in the 2019 Merger, EY’s breadth of services and international footprint as well as expense considerations. On an ongoing basis, EY has been responsive, reliable and professional in their dealings with the Audit Committee and has appropriately assisted the Audit Committee in its oversight of the Company’s financial processes and financial statements. In addition, EY makes available to the Company specialists within EY to assist in the audit when consultation on specific and unique issues is warranted. These processes appear to be effective in assisting EY with their audit engagement.

PROXY STATEMENT	65

As a part of the Audit Committee’s review of EY’s qualifications, EY provides the Company with the firm-wide comments from the Public Company Accounting Oversight Board (“PCAOB”) regarding PCAOB’s examinations of EY for the prior year. EY also updates the Company with the quality improvements that the firm has made as a result of the PCAOB comments as well as other changes to their quality and risk assessment processes.

Audit Committee’s Involvement In The Lead Partner Selection

In accordance with SEC and PCAOB independence guidelines, EY employs a regular schedule of rotation of both the lead engagement partner (“Lead Partner”) and the concurring partner. Such a regularly scheduled rotation provides for sufficient overlap of the new Lead Partner with the outgoing Lead Partner. This process allows the members of the Audit Committee and Company management to become familiar with the new Lead Partner and new staff and to introduce them to the Company’s business. Prior to the new Lead Partner’s full engagement, the Audit Committee and Company management meet with EY to review and offer feedback on the industry experience, financial acumen and anticipated fit of the new Lead Partner with the Company.

Public Accounting Firm

Pursuant to our Audit Committee charter, our Audit Committee must pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During fiscal year 2024, all services provided by EY to the Company were pre-approved by the Audit Committee in accordance with this policy, and the Audit Committee has concluded that the provision of these services is compatible with the accountants’ independence.

Audit and Non-Audit Fees

The following table sets forth the fees billed for the fiscal year ended December 28, 2024 and the fiscal year ended December 30, 2023 by EY, the Company’s independent registered public accounting firm.

Fees	2024	2023
Audit	$2,500,000	$2,190,000
Audit Related	$90,000	$48,000
All Other	—	—
Total	$2,590,000	$2,238,000

Audit Fees

Audit fees for the fiscal years ended December 28, 2024 and December 30, 2023 were for the audit of the Company’s annual financial statements including management’s assessment of internal control over financial reporting, the review of the Company’s quarterly financial statements and other services. These fees may include services that are normally provided by the independent registered public accounting firm in connection with regulatory filings or engagements including any comfort letters and consents for financings and filings made with the SEC.

Audit Related Fees

Audit related fees for the fiscal years ended December 28, 2024 and December 30, 2023 were for assurance and related services reasonably related to the performance of the audit or review of the Company’s annual financial statements that are not reported under “Audit Fees,” and consisted primarily of fees for employee benefit plan and statutory audits.

PROXY STATEMENT	66

All Other Fees

All other fees would consist of fees for products and services other than the services described above.

Negotiation of the annual independent registered public accounting firm’s fees is the responsibility of the Audit Committee with the support of the Company’s CFO. All of the EY fees listed in the chart above for fiscal years 2024 and 2023 were pre-approved by the Audit Committee, which concluded that the provision of such services by EY was compatible with the maintenance of that firm’s independence in the conduct of its audit functions.

Vote Required

The affirmative vote, in person or by proxy, of a majority of the shares present or represented at the meeting and entitled to vote will be required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending January 3, 2026.

The Board recommends voting “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending January 3, 2026.

PROXY STATEMENT	67

AUDIT COMMITTEE REPORT

The following is the Audit Committee’s report submitted to the Board for the fiscal year ended December 28, 2024.

As noted in the Audit Committee’s charter, management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. Additionally, the independent registered public accounting firm is responsible for performing an independent audit of the Company’s internal control over financial reporting and for issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee of the Board has:

•
Reviewed and discussed with management and with Ernst & Young LLP, the Company’s independent registered public accounting firm, together and separately, the Company’s audited consolidated financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 28, 2024;
•
Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees;
•
Received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence;
•
Discussed and reviewed with Ernst & Young LLP, with and without management present, the Company’s work in complying with the requirements of Section 404 under the Sarbanes-Oxley Act of 2002 regarding internal control over financial reporting; and
•
Discussed Ernst & Young LLP’s audit report on internal controls over financial reporting as of December 28, 2024 with management and Ernst & Young LLP.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024.

THE AUDIT COMMITTEE

Susan D. Lynch (Chairperson)

Leo Berlinghieri

Stephen D. Kelley

Stephen S. Schwartz

Christine A. Tsingos

PROXY STATEMENT	68

EXECUTIVE OFFICER BIOGRAPHIES

Set forth below is certain information regarding the executive officers of the Company and their ages as of April 9, 2025. Information relating to Michael P. Plisinski is set forth above under the caption “PROPOSAL 1 - ELECTION OF DIRECTORS.” The individuals listed reflect the Company’s officers designated by the Board as “Executive Officers” for the 2025 fiscal year. The Company is unaware of any arrangements or understandings between the executive officers of the Company and other person(s) pursuant to which an executive officer was or is to be selected, except that Mr. Plisinski was appointed as CEO of the Company pursuant to the Merger Agreement for the 2019 Merger.

Named Executive Officers (NEOs)

Mark R. Slicer Chief Financial Officer	Age: 54
•
Mr. Slicer has served the Company in his current role since May 2022.
•
Prior Experience:
o
September 2019 to May 2022: Senior Vice President and Global Operations Controller at Boston Scientific, a global medical technology manufacturer, where he was responsible for the financial performance of the global manufacturing and distribution network having a production value of approximately $3 billion.
o
February 2014 to September 2019: Senior Vice President and Corporate Controller, Boston Scientific, in which role he oversaw a team of over 500 finance employees across the globe, managing approximately $10 billion in revenue.
o
February 2008 to February 2014: Executive roles in finance and internal audit, Boston Scientific.
o
Preceding Mr. Slicer’s tenure at Boston Scientific, he served in various finance and audit roles at General Electric and PricewaterhouseCoopers.
•
Mr. Slicer holds a B.S. in Accounting from Providence College and is licensed as a Certified Public Accountant in the Commonwealth of Massachusetts.

Yoon Ah E. Oh Senior Vice President, General Counsel, and Corporate Secretary	Age: 43
•
Ms. Oh has served the Company in her current role since October 2021.
•
Prior Experience:
o
June 2023 to January 2024: Vice President, Interim Global Human Resources, Onto Innovation.
o
June 2020 to September 2021: Associate General Counsel and Corporate Secretary, Analog Devices, Inc., a semiconductor company, where she led the team responsible for corporate, M&A, and securities law matters.
o
June 2018 to May 2020: Vice President, Associate General Counsel and Corporate Secretary, Endo International Plc., a specialty pharmaceutical company, where she was responsible for corporate and securities law matters.
o
May 2017 to June 2018: Vice President, Associate General Counsel, Endo International Plc.
o
September 2015 to April 2017: Senior Counsel, Corporate, Endo International Plc.
o
September 2013 to September 2015: Associate, Dechert LLP, an international law firm.
o
September 2007 to August 2013: Associate, Cahill Gordon & Reindel LLP, an international law firm.
•
Ms. Oh holds a B.A. in Political Science from Yale University and a J.D. from Harvard Law School. Ms. Oh is admitted to practice in the Commonwealth of Pennsylvania and the State of New York.

PROXY STATEMENT	69

Ramil Yaldaei Chief Operating Officer	Age: 61
•
Mr. Yaldaei has served the Company in his current role since May 2023.
•
Prior Experience:
o
October 2022 to May 2023: Vice President, Global Operations, Metrology and Inspection, Onto Innovation.
o
September 2020 to January 2022: Senior Vice President, Global Supply Chain & Transformation, Visby Medical, a molecular diagnostics company, where he was responsible for supply chain strategy, including commodity management, procurement, sales and operations planning, and supplier quality and engineering.
o
November 2017 to November 2020: President, RYCC, LLC, a consulting company, where he served as an advisory member on the boards of directors of two leading semiconductor companies and acted as an advisor to corporate executives in executing strategic growth plans.
o
September 2005 to November 2017: Vice President & GM, Global Part Sourcing & Technology, Applied Materials, a U.S. semiconductor capital equipment manufacturer, where he was responsible for a supply chain of over $2.2 billion in materials and managed over 550 employees globally.
o
September 2003 to October 2005: Managing Director, Global Sourcing and Operations, Lam Research, a U.S. semiconductor capital equipment manufacturer, where he was responsible for the global commodities supply chain and managed over 500 employees globally.
•
Mr. Yaldaei holds a B.S. and an M.S. in Physics from San Jose State University.

PROXY STATEMENT	70

Other Executive Officers

Ido Dolev Executive Vice President, Product Solutions Group	Age: 45
•
Mr. Dolev has served the Company in his current role since December 2024.
•
Prior Experience:
o
August 2020 to November 2024: Vice President and General Manager, Optical Metrology Division Business Unit, KLA Corporation, a U.S. semiconductor capital equipment manufacturer, where he led a global team of more than 500 employees and was responsible for bottom line financial results of the Optical Metrology Division.
o
April 2017 to July 2020: Senior Director of Engineering, Overlay Business Unit, KLA Corporation, where he led the Measurement Technologies group.
o
May 2013 to April 2017: Group Manager, Optical Inspection Technology Group, Applied Materials, a U.S. semiconductor capital equipment manufacturer.
o
February 2006 to May 2013: Physicist, Optical Inspection Technology Group, Applied Materials.
•
Mr. Dolev holds a B.Sc. in Mathematics and Physics, an M.Sc. in Physics, and a Ph.D. in Electrical Engineering from Tel-Aviv University.

PROXY STATEMENT	71

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of March 25, 2025 (except as otherwise indicated), by (i) each individual or group known by the Company to own beneficially more than five percent (5%) of the Common Stock; (ii) each of the NEOs; (iii) each of the Company’s directors and director nominees; and (iv) all directors, director nominees and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
BlackRock, Inc.(2), 50 Hudson Yards, New York, NY 10001	6,145,448	12.6%
The Vanguard Group(3), 100 Vanguard Boulevard, Malvern, PA 19355	5,188,815	10.6%
Michael P. Plisinski	148,103	*
Mark R. Slicer	9,860	*
Yoon Ah E. Oh	11,842	*
Srinivas Vedula	14,465	*
Ramil Yaldaei	4,811	*
Leo Berlinghieri	20,210	*
Stephen D. Kelley	3,509	*
Susan D. Lynch	809	*
David B. Miller	9,817	*
Stephen S. Schwartz (4)	-	*
Christopher A. Seams	35,638	*
May Su	5,109	*
Christine A. Tsingos	42,918	*
All directors, director nominees and executive officers as a group (Fourteen (14) persons)(5)	307,091	*

* Less than 1%

(1)
Applicable percentage ownership is based on 48,836,509 shares of Common Stock outstanding as of March 25, 2025. Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes shares as to which a person holds sole or shared voting or investment power. Shares of Common Stock subject to RSUs which will vest within sixty (60) days of March 25, 2025 are deemed to be beneficially owned by the person holding such RSUs for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the address for the executive officers and directors named in this table is c/o Onto Innovation Inc., 16 Jonspin Road, Wilmington, Massachusetts 01887.
(2)
Information provided herein is based on the Schedule 13G/A that was filed by BlackRock, Inc. on January 23, 2024, which reported that BlackRock, Inc. had sole voting power over 6,061,549 shares, shared voting power over zero shares, sole dispositive power over 6,145,448 shares and shared dispositive power over zero shares.
(3)
Information provided herein is based on the Schedule 13G/A that was filed by The Vanguard Group on February 13, 2024, which reported that The Vanguard Group had sole voting power over zero shares, shared voting power over 82,524 shares, sole dispositive power over 5,054,083 shares and shared dispositive power over 134,732 shares.
(4)
Dr. Schwartz did not become a Company director until July 16, 2024.
(5)
Includes 12,880 shares subject to restricted stock units vesting within 60 days of March 25, 2025 for all directors, director nominees, and executive officers as a group.

PROXY STATEMENT	72

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 28, 2024, certain information related to our equity compensation plans.

	(A)	(B)	(C)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (A))(2)
Equity compensation plans approved by security holders	409,300	—	3,655,406
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	409,300	—	3,655,406
(1)
Includes 409,300 shares issuable upon vesting of outstanding restricted stock units under the 2020 Stock Plan.
(2)
As of December 28, 2024, 2,713,367 shares were available under the 2020 Stock Plan and 942,039 shares were available under the ESPP.

OTHER MATTERS

The Company knows of no other matters to be submitted for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons acting as proxies to vote the shares they represent as the Board may recommend.

PROXY STATEMENT	73

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What Is The Purpose Of The Annual Meeting?

At the Annual Meeting, stockholders will be asked to vote upon the matters set forth in the accompanying Notice of Annual Meeting, including:

•
The election of seven directors;
•
An advisory vote to approve named executive officer compensation; and
•
The ratification of the appointment of our independent registered public accounting firm for fiscal year 2025,

all of which are more fully described herein.

Will Other Matters Be Voted On At The Annual Meeting?

We are not currently aware of any matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, any proxies received by us will be voted in the discretion of the proxy holders.

Who Is Entitled To Vote?

If you were a stockholder of record as of the close of business on March 25, 2025, which is referred to in this proxy statement as the “record date,” you are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that you held as of the close of business on the record date. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on the record date.

May I Attend The Meeting?

All stockholders of record as of the record date may attend the Annual Meeting, which will be held at the Company’s offices located at 1550 Buckeye Drive, Milpitas, CA 95035. To obtain directions to attend the Annual Meeting and vote in person, please visit our website (www.ontoinnovation.com), and click on “Company,” then “Locations,” and then “California” to access the interactive map. As always, we encourage you to vote your shares prior to the Annual Meeting.

What is Required To Be Admitted To The Annual Meeting?

If you have a stock certificate or hold shares in an account with our transfer agent, you are considered the “stockholder of record” with respect to those shares. If you are a stockholder of record, you will need valid picture identification and proof that you are a stockholder of record of the Company as of the record date to gain admission to the Annual Meeting.

If you are a beneficial holder, you will be required to present a valid picture identification and proof from your bank, broker or other record holder of your shares that you are the beneficial owner of such shares to gain admission to the Annual Meeting. If you are a beneficial holder and wish to vote your shares at the meeting, you will need a legal proxy from your bank, broker or other record holder of your shares.

All attendees will be expected to comply with any health and safety protocols in effect at the Company’s facility at the time of the Annual Meeting.

What Constitutes A Quorum?

The required quorum for the transaction of business at the Annual Meeting is a majority of the issued and outstanding shares of Common Stock, present in person or by proxy and entitled to vote at the Annual Meeting. On the record date, 48,836,509 shares of the Common Stock were issued and outstanding, each entitled to one vote on each matter to be acted upon at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted to determine whether there is a quorum present. If a quorum is not present, the Annual Meeting may be adjourned or postponed to a later date.

PROXY STATEMENT	74

What Are “Broker Non-Votes”?

A broker non-vote occurs when a bank, broker or other registered holder of record holds shares for a beneficial owner but is not empowered to vote on a particular proposal on behalf of such beneficial owner because the proposal is considered “non-routine” and the beneficial owner has not provided voting instructions on that proposal. The election of directors and the advisory vote to approve named executive officer compensation are treated as “non-routine” proposals. This means that if a brokerage firm holds your shares on your behalf, those shares will not be voted with respect to any of these proposals unless you provide instructions to that firm. See below under “What Is the Vote Required for Election of Directors?” and “What Is the Vote Required for the Approval of Proposals Other Than Director Elections?” for a discussion of the impact of broker non-votes on each of the proposals that will be presented at the Annual Meeting. In order to ensure that any shares held on your behalf by a bank, broker or other registered holder of record are voted in accordance with your wishes, we encourage you to provide instructions to that firm or organization in accordance with the Notice or voting instruction form provided by the broker, bank or other registered holder or to contact your broker, bank or other registered holder to request a proxy form.

Who Bears The Cost Of Soliciting Proxies?

The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, facsimile, e-mail or other electronic means or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

Why Did I Receive A “Notice Of Internet Availability Of Proxy Materials” But No Proxy Materials?

We are distributing the Company’s proxy materials to stockholders of record via the Internet in accordance with the “Notice and Access” approach permitted by rules of the SEC. This approach benefits the environment, while providing a timely and convenient method of accessing the materials and voting. Accordingly, we have sent you a Notice because the Board of the Company is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. On or about April 9, 2025, the Company will begin mailing the Notice to all stockholders of record entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy of the proxy materials and the Company’s 2024 Annual Report may be found in the Notice.

What Does It Mean If I Received More Than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

How Do I Go About Voting?

You may vote “For” or “Against” each of the director nominees or you may “Abstain” from voting with respect to any nominee. For each of the other matters to be voted on, you may vote “For” or “Against” or “Abstain” from voting.

Voting For Shares Registered Directly In The Name Of The Stockholder

If you are a stockholder of record with shares registered in your name, you can vote by one of the following methods:

•
In Person - To vote in person, come to the Annual Meeting and you will receive a ballot when you arrive. You will be required to show valid picture identification and proof that you are a stockholder of record of the Company as of the record date to be admitted to the Annual Meeting.
•
Via the Internet - To submit your proxy by Internet, go to www.proxyvote.com and follow the instructions on the secure website. The deadline for proxy submission via the Internet is 11:59 p.m. (ET) on May 20, 2025.
•
Via Telephone – To submit your proxy by telephone, call toll free 1-800-690-6903 within the United States, US territories and Canada. The deadline for voting by phone is 11:59 p.m. (ET) on May 20, 2025.

PROXY STATEMENT	75

•
By Mail – Stockholders who receive a paper proxy card may complete, sign and date their proxy card and mail it in the pre-addressed postage-paid envelope that accompanies the proxy card. Proxy cards submitted by mail must be received prior to the time of the Annual Meeting in order for your shares to be voted.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy in advance so that your shares are represented at the Annual Meeting in the event you are unable to attend the meeting. Each stockholder of record is entitled to one vote for each share of Common Stock owned by such stockholder on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

If you return a signed and dated proxy card but do not indicate how the shares are to be voted, those shares will be voted in accordance with Onto Innovation’s Board’s recommendations. A valid proxy card also authorizes the individuals named therein as proxies to vote your shares in their discretion on any other matters, which, although not described in the proxy statement, are properly presented for action at the Annual Meeting. If you indicate on your proxy card that you wish to “abstain” from voting on an item, your shares will not be voted on that item.

While Internet proxy voting is being provided to allow you to submit your proxy online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Voting By Proxy For Shares Registered In Street Name

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by submitting voting instructions to such person in accordance with the directions that the entity provides. In the event you are considered the “beneficial owner” of shares held in “street name” and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or another agent. Your vote also authorizes the person(s) acting as your proxy to vote your shares in their discretion. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy.

May I Revoke My Proxy Or My Voting Instructions?

If you are a stockholder of record, you may revoke your proxy or change your vote after submitting your proxy at any time before the polls close at the Annual Meeting by doing any of the following:

•
By delivering a written notice of revocation or a duly executed proxy card bearing a later date to the Corporate Secretary of the Company at the Company’s principal executive offices prior to the Annual Meeting;
•
By submitting a timely and valid later proxy online at www.proxyvote.com;
•
By submitting a timely and valid later proxy by telephone call to 1-800-690-6903 within the USA, US territories and Canada; or
•
By attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, please contact your bank, broker or other holder of record for specific instructions on how to change or revoke your voting instructions.

What Happens If I Do Not Vote?

Stockholder Of Record: Shares Registered In Your Name

If you are a stockholder of record and do not submit a proxy by mail, telephone, or the Internet or by attending the Annual Meeting and voting in person, your shares will not be voted.

Beneficial Owner: Shares Registered In The Name Of Broker Or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the NYSE deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares

PROXY STATEMENT	76

with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive officer compensation (including any advisory stockholder votes on executive officer compensation and on the frequency of stockholder advisory votes on named executive officer compensation), and certain corporate governance proposals, even if management supported. Accordingly, your broker or nominee may not vote your shares on the election of directors or the advisory proposal to approve the named executive officer compensation without your instructions, but may vote your shares on the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026 even in the absence of your instruction.

What If I Return A Proxy Card Or Otherwise Submit a Proxy But Do Not Make Specific Choices?

If you return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, “For” the election of all seven nominees for director, “For” the advisory approval of the named executive officer compensation, and “For” the ratification of the appointment of Ernst & Young, LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 3, 2026. If any other matter is properly presented at the meeting, your proxyholder will vote your shares using his or her best judgment.

What Is The Vote Required For Election Of Directors?

For the election of directors, each director is elected by a majority of the votes cast (except that if the number of nominees exceeds the number of directors to be elected, directors will be elected by a plurality voting standard). This means that for a director nominee to be elected to our Board, the number of votes cast “for” a director’s election must exceed the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election, although abstentions and broker non-votes count for the purpose of determining a quorum). Our Bylaws provide for election of directors by a majority of votes cast in uncontested elections, and our Corporate Governance Guidelines provides that any incumbent director nominee in an uncontested election who does not receive an affirmative majority of votes cast must promptly tender such director’s resignation to our Board. Further information regarding the process that will be followed if such an event occurs can be located under the heading “Proposal 1 - Election of Directors.”

What Is The Vote Required For The Approval Of Proposals Other Than Director Elections?

The proposal to approve, on an advisory basis, the compensation of our named executive officers and the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2026 each requires the affirmative vote, in person or by proxy, of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter to be approved. For each of these two proposals, abstentions in effect count as negative votes, because they are shares represented in person or by proxy that are entitled to vote on the matter and not voted in the affirmative. Broker non-votes are not counted as part of the vote total (because they are not considered “entitled to vote” on the matter) and have no effect on the outcome.

What Is Householding?

The Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, when multiple stockholders of record share the same address, we may deliver only one (1) Notice or set of householding materials to that address unless we have received contrary instructions from one or more of those stockholders. The same procedure may be followed by brokers and other nominees holding shares of our stock in “street name” for more than one beneficial owner with the same address.

If a stockholder holds shares of stock in multiple accounts (e.g., with our transfer agent and/or banks, brokers or other registered stockholders), we may be unable to use the householding procedures and, therefore, that stockholder may receive multiple copies of the Notice. You should follow the instructions on each Notice that you receive in order to vote the shares you hold in different accounts.

PROXY STATEMENT	77

A stockholder that shares an address with another stockholder if such household has received only one Notice, may write or call us as specified below:

•
To request a separate copy of such materials, which will be promptly mailed without charge; and
•
To request that separate copies of these materials be sent to his or her home for future meetings.

Conversely, a stockholder of record who shares the same address with another stockholder of record may write or call us as specified below to request that a single set of proxy materials be delivered to that address. Such stockholder requests may be made to our Investor Relations Department either via phone at 978-253-6200 or by mail directed to:

Onto Innovation Inc.

Attention: Investor Relations

16 Jonspin Road

Wilmington, Massachusetts 01887

If you are a beneficial owner of shares held in street name, please contact your bank, broker or other holder of record regarding such requests.

How Can I Find Out the Results Of The Voting At The Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What Are The Deadlines For Submission Of Stockholder Proposals For The 2025 Annual Meeting?

Stockholders of the Company are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the SEC, if applicable, and the Bylaws of the Company. Stockholders wishing to present a proposal at the Company’s 2026 Annual Meeting of Stockholders must submit such proposal in writing to the Corporate Secretary at Onto Innovation Inc., 16 Jonspin Road, Wilmington, Massachusetts 01887 no later than December 10, 2025 in accordance with Rule 14a-8 under the Exchange Act, if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, under the Company’s Bylaws, a stockholder wishing to nominate a director or make a proposal at the 2026 Annual Meeting of Stockholders outside of Exchange Act Rule 14a-8 must submit such nomination or proposal in writing to the Corporate Secretary at the above address no earlier than January 21, 2026 and no later than February 20, 2026. In addition, to comply with the universal proxy, stockholders who intend to solicit proxies in support of director nominees other than the Company nominees in connection with the 2026 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, postmarked or submitted electronically to the Company at its principal executive office no later than March 23, 2026.

The Nominating & Governance Committee will also consider qualified director nominees recommended by stockholders. Our process for receiving and evaluating Board member nominations from our stockholders is described above under the caption “Consideration Of Director Nominees.”

You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

PROXY STATEMENT	78

ADDITIONAL INFORMATION

Stockholders may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, including financial statements and schedules included in the Annual Report on Form 10-K, without charge, by visiting the Company’s website at https://investors.ontoinnovation.com/ or by writing to:

Onto Innovation Inc.

Attention: Investor Relations

16 Jonspin Road

Wilmington, Massachusetts 01887

Upon written request to the Company, at the above address for Investor Relations, the exhibits set forth on the exhibit index of the Company’s Annual Report on Form 10-K will be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).

BY ORDER OF THE BOARD OF DIRECTORS Yoon Ah E. Oh Corporate Secretary

Dated: April 9, 2025

PROXY STATEMENT	79

ONTO INNOVATION INC.
16 JONSPIN ROAD
WILMINGTON, MA 01887

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V68223-P28179

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ONTO INNOVATION INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Stephen D. Kelley	☐	☐	☐
1b. Susan D. Lynch	☐	☐	☐
1c. David B. Miller	☐	☐	☐
1d. Michael P. Plisinski	☐	☐	☐
1e. Stephen S. Schwartz	☐	☐	☐
1f. Christopher A. Seams	☐	☐	☐
1g. May Su	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement; and	☐	☐	☐
3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V68224-P28179

ONTO INNOVATION INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2025 8:00 AM PT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) David B. Miller and May Su, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ONTO INNOVATION INC. that the stockholder(s) are entitled to vote at the Annual Meeting of stockholder(s) to be held at 8:00 AM PT on May 21, 2025, at 1550 Buckeye Drive, Milpitas, CA 95035, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side